As filed with the Securities and Exchange Commission on May 15, 2003

                                                             File Nos. 33-11716
                                                                       811-5018
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                   FORM N-1A

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 34

                                      AND

                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940
                                AMENDMENT NO. 33

                        SMITH BARNEY INVESTMENT SERIES*
               (Exact Name of Registrant as Specified in Charter)

                   125 BROAD STREET, NEW YORK, NEW YORK 10004
                    (Address of Principal Executive Offices)

                                  800-451-2010
              (Registrant's Telephone Number, Including Area Code)

                               ROBERT I. FRENKEL
                         SMITH BARNEY INVESTMENT SERIES
                      300 FIRST STAMFORD PLACE, 4TH FLOOR
                          STAMFORD, CONNECTICUT 06902
                    (Name and Address of Agent for Service)

                                    COPY TO:
                                ROGER P. JOSEPH
                   BINGHAM MCCUTCHEN LLP, 150 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110


It is proposed that this filing will become effective on July 14, 2003 pursuant to paragraph (a)(1) of Rule 485.

-------------------------------------------------------------------------------
*This filing relates solely to Class B shares of SB Government Portfolio (formerly Smith Barney Government Portfolio), a series of the Registrant.

                                  PROSPECTUS

                            SB GOVERNMENT PORTFOLIO

Class B Shares
____________, 2003

Class B shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for the contracts.

The Securities and Exchange Commission has not approved or disapproved these securities as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE

CONTENTS

Investments, risks and performance............................................1
More on the Fund's Investments................................................4
Management....................................................................5
Share Transactions............................................................5
Distributions, Dividends and Taxes............................................6
Share Price...................................................................7
Financial Highlights..........................................................8

INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE

The fund seeks high current return consistent with preservation of capital.

KEY INVESTMENTS

Under normal market conditions, the fund invests at least 80% of its net assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. These securities include U.S. Treasury securities, and mortgage-related and asset-backed securities. Some government guaranteed mortgage-related securities are backed by the full faith and credit of the U.S. Treasury, some are supported by the right of the issuer to borrow from the U.S. government and some are backed only by the credit of the issuer itself.

In order to hedge against changes in interest rates, the fund also may purchase or sell options on U.S. government securities and enter into interest rate futures contracts and options on these contracts.

HOW THE MANAGER SELECTS THE FUND'S INVESTMENTS

The manager focuses on identifying undervalued sectors and securities. Specifically, the manager:

o Determines sector and maturity weightings based on intermediate and long-term assessments of the economic environment and relative value factors based on interest rate outlook

o Uses research to uncover inefficient sectors of the government and mortgage markets and adjusts portfolio positions to take advantage of new information

o Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to identify individual securities that balance potential return and risk

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments if:

o Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's portfolio

o Prepayment risk (or call risk). As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities

o Extension risk. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities

o The manager's judgment about interest rates or the attractiveness, value or income potential of a particular security proves incorrect

o Changes in interest rates or the value of securities cause the value of options or futures contracts held by the fund to decline, resulting in disproportionate losses to the fund's portfolio

WHO MAY WANT TO INVEST IN THE FUND

The fund may be an appropriate investment if you:

o    Are seeking income consistent with preservation of capital

o Are willing to accept the interest rate risks and market risks of investing in government bonds and mortgage-related securities

PERFORMANCE INFORMATION

The following bar chart and table can help you evaluate the risks and performance of the fund. The bar chart shows the total returns of the fund's Class A shares for the calendar years indicated. The table compares the average annual returns for the fund's Class A shares to the performance of a broad-based securities market index. The chart and table show the performance of the fund's Class A shares because Class B shares are newly offered. Only Class B shares are offered in this prospectus. The bar chart and the Average Annual Total Returns table do not reflect the impact of any fees that are paid by the separate accounts or qualified plans through which shares of the fund are sold. If they did, the returns would be lower than those shown. The performance for the fund's Class A shares in the Average Annual Total Returns table reflects the reinvestment of distributions and dividends. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Class A Shares*
Highest: 5.92% in 4th Quarter (12/31/00)
Lowest: (0.53)% in 4th Quarter (12/31/01)

Class A Shares* Calendar Year Total Returns
Calendar years ended December 31

2000              2001              2002
----              ----              ----

14.06%            5.87%             7.92%

                [bar chart]

Average Annual Total Returns (for periods ended 12/31/02)

                                                          Since       Inception
                                                1 Year    Inception   Date
-------------------------------------------------------------------------------

Class A Shares*                                 7.92%     8.11%       09/15/99
-------------------------------------------------------------------------------

Lehman Brothers Government Bond Index(1)        11.50%    7.77%            (2)
-------------------------------------------------------------------------------

* Class A shares are not offered in this prospectus. Class A shares and Class B shares are invested in the same portfolio of securities but Class B shares are expected to have higher expenses and correspondingly lower annual returns.

(1)The Lehman Brothers Government Bond Index is a broad-based unmanaged index of U.S. Treasury and agency fixed coupon securities with maturities no less than one year. It is not possible to invest directly in the Index. An index does not reflect deductions for fees and expenses.
(2)Index comparison begins on 09/30/99.

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in Class B shares of the fund. The fee information here does not include the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. For those fees, you should review the prospectus for your variable annuity or variable life insurance contract or the information provided by your qualified plan.

SHAREHOLDER FEES
(fees paid directly from your investment)                                None
-----------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (1)
(expenses deducted from fund assets)
-----------------------------------------------------------------------------

Management fee                                                          0.60%
-----------------------------------------------------------------------------

Distribution and service (12b-1) fees                                   0.25%
-----------------------------------------------------------------------------

Other expenses                                                          0.40%
-----------------------------------------------------------------------------

Total annual fund operating expenses*                                   1.25%
-----------------------------------------------------------------------------
* Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be 1.05%. These fee waivers and reimbursements may be reduced or terminated at any time.

(1) Based on estimated fees and expenses.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example does not take into account the fees and expenses charged by the separate accounts or qualified plans through which shares of the fund are sold. The example assumes:

o    You invest $10,000 in the fund for the period shown

o    Your investment has a 5% return each year

o The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of years you own your Class B shares   1 year   3 years   5 years   10 years
------------------------------------------------------------------------------------
                                              $127     $397      $686      $1,511
------------------------------------------------------------------------------------

MORE ON THE FUND'S INVESTMENTS

DERIVATIVE TRANSACTIONS

The fund may, but need not, use derivative contracts, such as futures and options on securities or securities indices; options on these futures; and interest rate swaps for any of the following purposes:

o To hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in market prices or interest rates

o    As a substitute for buying or selling securities

o    As a cash flow management technique

o    To enhance the fund's return

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. Even a small investment in derivative contracts can have a big impact on the fund's market and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when securities prices or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately or as anticipated to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

INTEREST RATE RISK

In general, the prices of debt securities rise when interest rates fall, and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. A change in interest rates could cause the fund's share price to go down.

SHORT-TERM AND DEFENSIVE INVESTMENTS

While the fund intends to be substantially invested in U.S. government debt securities, the fund may maintain a portion of its assets (normally not more than 10%) in money market instruments and/or cash to pay expenses and meet redemption requests.

Also, the fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

GOALS/POLICIES

The fund's goal and investment policies generally may be changed by the trustees without shareholder approval.

The fund has a policy to invest at least 80% of its net assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related investments. The policy may be changed with at least 60 days' prior notice to shareholders.

MASTER/FEEDER OPTION

The fund may seek to achieve its investment objective in the future by investing its assets in one or more investment companies. Shareholders of the fund will be given at least 30 days' prior notice of any such investment.

MANAGEMENT

The manager is a subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world. The manager's address is 399 Park Avenue, New York, New York 10022.

THE PORTFOLIO MANAGERS

Roger Lavan and Francis Mustaro are responsible for the day-to-day management of the fund's investment portfolio. Mr. Lavan has been an investment officer of the manager and a managing director of Salomon Brothers Asset Management Inc. for the past five years. Mr. Mustaro has been an investment officer of the manager and a director of Citibank, N.A. for the past five years.

MANAGEMENT FEE

For the fiscal year ended October 31, 2002, the manager received a fee, after waivers, of 0.40% of the average daily net assets of the fund.

SERVICE PLAN

The fund has adopted a Rule 12b-1 service plan for its Class B shares. Under the plan, Class B shares pay distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges. In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

SHARE TRANSACTIONS

AVAILABILITY OF SHARES

Individuals may not purchase shares directly from the fund. You should read the prospectus for your insurance company's variable contract to learn how to purchase a variable contract based on the fund.

The fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans. Shares of the fund are sold at net asset value.

The interests of different variable insurance products and qualified plans investing in the fund could conflict due to differences of tax treatment and other considerations. The fund currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products and to qualified plans. Nevertheless, the board of trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies' separate accounts or qualified plans might be required to withdraw their investments in the fund and shares of another fund may be substituted.

The sale of shares may be suspended or terminated if required by law or regulatory authority or if it is in the best interests of the fund's shareholders. The fund reserves the right to reject any specific purchase order.

REDEMPTION OF SHARES

Redemption requests may be placed by separate accounts of participating insurance companies and by qualified plans. The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption request in good order. The value of redeemed shares may be more or less than the price paid for the shares. Sales proceeds will normally be forwarded to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 3 days following receipt of instructions. The fund may suspend sales or postpone payment dates during any period in which any of the following conditions exist:

o    the New York Stock Exchange is closed;

o    trading on the New York Stock Exchange is restricted;

o an emergency exists as a result of which disposal by the fund of securities is not reasonably practicable or it is not reasonably practicable for the fund to fairly determine the value of its net assets; or

o    as permitted by SEC order in extraordinary circumstances.

DISTRIBUTIONS, DIVIDENDS AND TAXES

TAXES

The fund intends to qualify and be taxed as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Distributions made by the fund to an insurance company separate account, and exchanges and redemptions of fund shares made by a separate account ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the separate accounts and the holders of the contracts.

DIVIDENDS AND DISTRIBUTIONS

Annual distributions of income and capital gain normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

The fund normally pays dividends and distribute capital gains, if any, as follows:

Income                      Capital                            Distributions
Dividend                    Gain                               Mostly
Distributions               Distributions                      From
-------------------------------------------------------------------

Annually                    Annually                           Income
---------------------------------------------------------------------

The fund is also subject to asset diversification regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose all securities of the same issuer are considered a single investment, but in the case of government securities each government agency or instrumentality is considered to be a separate issuer. An alternative diversification test may be satisfied under certain circumstances. If the fund should fail to comply with these regulations or fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

SHARE PRICE

The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The price of the fund's shares is based on the fund's net asset value. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the Statement of Additional Information. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

The fund generally values its securities based on market prices or quotations. When reliable market prices or quotations are not readily available, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. The fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated.

A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities. Short-term investments that have a maturity of more than 60 days generally are valued based on market prices or quotations. Short-term investments that have a maturity of 60 days or less are valued at amortized cost. Using this method, a fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

In order to buy, redeem or exchange shares at that day's price, an insurance company separate account or a qualified plan must place its order with the transfer agent before the New York Stock Exchange closes. If the New York Stock Exchange closes early, the order must be placed prior to the actual closing time. Otherwise, the investor will receive the next business day's price.

FINANCIAL HIGHLIGHTS

Class B shares are newly offered. The fund has offered Class A shares since September 15, 1999. The table below shows the financial highlights for Class A shares. Class A shares and Class B shares are invested in the same portfolio of securities, but Class B shares are expected to have higher expenses.

The financial highlight table is intended to help you understand the performance of the fund since inception. Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table for the fiscal years ended October 31, 2002, 2001 and 2000 was audited by KPMG LLP, independent auditors, whose report along with the fund's financial statements are included in the annual report (available upon request). The information in the following table for the period ended October 31, 1999 has been audited by other independent auditors. Prior to May 5, 2003, the Fund was known as Smith Barney Government Portfolio.

CLASS A SHARES
                                           2003(1)(2)   2002(2)   2001     2000(2)   1999(3)
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $11.74       $11.44    $10.62   $10.13     $10.00
--------------------------------------------------------------------------------------------
Income From Operations:
-----------------------
Net investment income(4)(5)(6)             0.21         0.35      0.52     0.53         0.05
Net realized and unrealized gain (loss)(5) 0.05         0.13      0.87     0.12         0.08
--------------------------------------------------------------------------------------------
Total Income From Operations               0.26         0.48      1.39     0.65         0.13
--------------------------------------------------------------------------------------------
Less Distributions From:
------------------------
Net investment income                      (0.16)       (0.11)    (0.57)   (0.16)         --
--------------------------------------------------------------------------------------------
Net realized gains                         --           (0.07)    --       --             --
--------------------------------------------------------------------------------------------
Total Distributions                        (0.16)       (0.18)    (0.57)   (0.16)         --
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $11.84       $11.74    $11.44   $10.62     $10.13
--------------------------------------------------------------------------------------------
Total Return                               2.25%++      4.20%     13.56%   6.55%     1.30%++
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $140,185     $84,104   $13,410  $4,996     $5,066
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-----------------------------
Interest expense                           --           0.03%     --       --             --
--------------------------------------------------------------------------------------------
Operating expense                          0.69%+       0.77      0.80%    0.80%      0.80%+
--------------------------------------------------------------------------------------------
Total expense(4)(6)                        0.69%+       0.80      0.80     0.80        0.80+
--------------------------------------------------------------------------------------------
Net investment income(5)                   3.25+        3.17      4.47     5.19        4.36+
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    170%         145%      90%      0%             0%
--------------------------------------------------------------------------------------------

(1) For six months ended April 30, 2003 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(4) The Manager agreed to waive all or a portion of its fees for the years ended October 31, 2002, 2001 and 2000 and the period ended October 31, 1999. In addition, the Manager also reimbursed expenses of $57,022, $33,010 and $14,291 for the years ended October 31, 2001 and 2000, and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratios would have been as follows:

                                                           Expense Ratios Without Fee Waivers and/or Expense
       Net Investment Income Per Share Decreases                               Reimbursements
       -----------------------------------------        ----------------------------------------------------
       2002         2001        2000        1999        2002           2001            2000             1999
       ----         ----        ----        ----        ----           ----            ----             ----

       $0.02        $0.06       $0.13      $0.04        1.00%          1.30%           2.06%          3.73%+

(5) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Without adoption of changes in the accounting method for the fund, for the year ended October 31, 2002, those amounts would have been $0.36, $0.12 and 3.32% for net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(6) As a result of voluntary expense limitation, the expense ratio will not exceed 0.80% for Class A shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+ Annualized.

SB GOVERNMENT PORTFOLIO

ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS

Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

STATEMENT OF ADDITIONAL INFORMATION

The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally part of) this prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge), by contacting your Service Agent, by calling the fund at 1-800-451-2010, or by writing to the fund at 125 Broad Street, New York, New York 10004. Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the funds to any person to whom the fund may not lawfully sell their shares.

(Investment Company Act file no. 811-05018)

                               SUPPLEMENT TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                       FOR SMITH BARNEY INVESTMENT SERIES
                    DATED FEBRUARY 28, 2003, AS SUPPLEMENTED

                                  RELATING TO

SMITH BARNEY PREMIER SELECTIONS         SMITH BARNEY GROWTH AND
ALL CAP GROWTH PORTFOLIO                INCOME PORTFOLIO
SMITH BARNEY LARGE CAP CORE             SB GOVERNMENT PORTFOLIO
PORTFOLIO

     This supplement relates solely to SB Government Portfolio (the "Portfolio"), a series of Smith Barney Investment Series (the "Trust"), and supplements the information contained in the Portfolio's Statement of Additional Information dated February 28, 2003, as previously supplemented (as so supplemented and as supplemented hereby, the "SAI"). The SAI should be read in conjunction with the Portfolio's prospectuses dated _______, 2003 and February 28, 2003, as supplemented.

     The prospectuses may be obtained from designated insurance companies offering separate accounts which fund certain variable annuity and variable life insurance contracts and qualified pension and retirement plans or by calling the Portfolio at 1-800-451-2010, or by writing to the Portfolio at 125 Broad Street, New York, New York 10004. The SAI, although not itself part of the prospectuses, is incorporated by reference into the prospectuses in its entirety.

GENERAL INFORMATION

     The Portfolio now offers two classes of shares - Class A and Class B. On May 5, 2003, all outstanding shares of the Portfolio were designated Class A shares. Accordingly, all references to Portfolio shares outstanding prior to that date are now references to Class A shares. Each class of shares of the Portfolio represents an interest in the same portfolio of investments. Prior to May 12, 2003, the Portfolio was known as Smith Barney Government Portfolio.

     Each class bears its own class expenses. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares, and the Portfolio will calculate net asset value for each class of shares separately. There are no conversion, preemptive or other subscription rights.

     Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

DISTRIBUTION ARRANGEMENTS

     Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.), located at 388 Greenwich Street, New York, New York 10013, serves as the Portfolio's distributor pursuant to a written distribution agreement which was approved by the Portfolio's Board of Trustees, including a majority of the Independent Trustees.

     Class A shares of the Portfolio are not subject to a Service Plan.

     Class B shares of the Portfolio have a Service Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the Plan, Class B shares may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Portfolio attributable to Class B shares. Such fees may be used to make payments to the distributor for distribution services, to service agents in respect of the sale of shares of the Portfolio, and to other parties in respect of the sale of shares of the Portfolio, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Portfolio also may make payments to the distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Portfolio shares and/or shareholder services provided.

     The Service Plan permits the Portfolio to pay fees to the distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Plan, the Portfolio will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Portfolio will pay the fees to the distributor and others until the Service Plan is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the Portfolio. The Service Plan also recognizes that various service providers to the Portfolio, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or, in the case of the manager, its management fees, and that the Portfolio's distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Portfolio within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

     The Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trust's Trustees and a majority of the Trust's Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph, "qualified Trustees"). The Service Plan requires that the Board of Trustees be provided with and review, quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. The Service Plan further provides that the selection and nomination of the qualified trustees is committed to the discretion of such qualified trustees then in office. The Service Plan may be terminated at any time by a vote of a majority of the Trust's qualified Trustees or by a vote of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of Class B shares. The Service Plan may not be amended to increase materially the amount of permitted expenses of Class B shares without the approval of a majority of the voting power of the outstanding voting securities, as defined in the 1940 Act, of Class B and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plan for a period of not less than six years, and for the first two years the Portfolio will preserve such copies in an easily accessible place.

     The Portfolio has not paid distribution and/or service fees as of the date of this supplement.

     Class B shares do not convert into shares of any other class of the Portfolio.

PERFORMANCE

     The performance information contained in the SAI is for the Portfolio's Class A shares. Class B shares are newly offered and have no investment history. Performance results include any applicable fee waivers or expense subsidies in place during the time period, which may cause the results to be more favorable than they would otherwise have been.

     For advertising and sales purposes, the Portfolio will generally use the performance of Class A shares. If the performance of Class B shares is used for advertising and sales purposes, performance after class inception on ________, 2003 will be actual performance, while performance prior to that date will be Class A share performance. Class B share performance generally would have been lower than Class A share performance, had Class B shares been offered for the entire period, because the expenses attributable to Class B shares are higher than the expenses attributable to the Class A shares.

FINANCIAL STATEMENTS

     The Trust's Semi-annual Report with respect to the Portfolio for the fiscal period ending April 30, 2003 will be incorporated by reference by amendment.


___________, 2003

                               February 28, 2003

                      STATEMENT OF ADDITIONAL INFORMATION

                        Smith Barney Investment Series
                               125 Broad Street
                              New York, NY 10004
                                1-800-451-2010


Smith Barney Premier Selections All Cap Smith Barney Growth and Income Portfolio Growth Portfolio
Smith Barney Large Cap Core Portfolio   Smith Barney Government Portfolio


   Smith Barney Investment Series (the "Trust") currently offers seven separate investment portfolios, four of which are described in this Statement of Additional Information ("SAI") (the investment portfolios described herein are listed above and are individually referred to as a "Portfolio," and collectively, the "Portfolios"). This SAI expands upon and supplements the information contained in the prospectus dated February 28, 2003, for the Portfolios, as supplemented from time to time, and should be read in conjunction therewith.

   The prospectus may be obtained from designated insurance companies offering separate accounts ("separate accounts") which fund certain variable annuity and variable life insurance contracts (each, a "contract") and qualified pension and retirement plans or by writing or calling the Trust at the address or telephone number listed above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

                               TABLE OF CONTENTS


                                                                  Page
                                                                  ----
         General Information.....................................   2
         Goals and Investment Policies...........................   2
         Investment Practices....................................   5
         Risk Factors............................................  19
         Investment Restrictions.................................  23
         Trustees and Officers...................................  24
         Investment Management Agreements........................  33
         Distributor.............................................  35
         Portfolio Turnover......................................  36
         Portfolio Transactions and Brokerage....................  36
         Determination of Net Asset Value........................  38
         Taxes...................................................  39
         Performance.............................................  40
         Additional Information about the Portfolios.............  41
         Financial Statements....................................  44
         Appendix A--Ratings of Bonds, Notes and Commercial Paper  A-1

   This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

                              GENERAL INFORMATION

   Smith Barney Fund Management LLC, a limited liability company formed September 21, 1999 and previously named SSB Citi Fund Management LLC ("Smith Barney Fund Management" or the "manager"), 399 Park Avenue, New York, NY 10022, manages the assets of the Portfolios. The manager is an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. ("Citigroup"), a financial services company that uses diverse channels to offer a broad range of financial services to consumer and corporate customers around the world.

   Salomon Smith Barney (the "Distributor") is the distributor of the Portfolios' shares.

                         GOALS AND INVESTMENT POLICIES

   The following disclosures supplement disclosures set forth in the prospectus and do not, standing alone, present a complete and accurate explanation of the matters disclosed.

   The differences in goals and investment policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. The goal and investment policies, the percentage limitations, and the kinds of securities in which each Portfolio may invest are generally not fundamental policies and therefore may be changed by the Trustees without shareholder approval.

   Each of the Portfolios may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a Portfolio takes a temporary defensive position, it may be unable to achieve its investment objective.

   Each of the Portfolios is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended ("1940 Act"), the rules and regulations thereunder, and exemptive orders granted under the 1940 Act.

SMITH BARNEY PREMIER SELECTIONS ALL CAP GROWTH PORTFOLIO

   Smith Barney Premier Selections All Cap Growth Portfolio (the "All Cap Growth Portfolio") seeks long-term capital growth. The All Cap Growth Portfolio is made up of a Large Cap Growth segment, a Mid Cap Growth segment and a Small Cap Growth segment.

   Large Cap Growth Segment. This segment invests primarily in equity securities of companies with large market capitalizations. Large capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 1000 Growth Index at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2002, the largest market capitalization of a company in the Index was approximately $276.4 billion and the smallest market capitalization was approximately $194 million.

   Mid Cap Growth Segment. This segment invests primarily in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalizations are within the market capitalization range of companies in the S&P Mid Cap 400 Index at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2002, the largest market capitalization of a company in the Index was approximately $7.3 billion and the smallest market capitalization was approximately $132 million. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

   Small Cap Growth Segment. This segment invests primarily in equity securities of companies with small market capitalizations. Small capitalization companies are those whose market capitalizations are within the market capitalization range of companies in the Russell 2000 Growth Index at the time of this segment's investment. The size of the companies in the Index changes with market conditions and the composition of the Index. As of December 31, 2002, the largest market capitalization of a company in the Index was approximately $2 billion and the smallest market capitalization was approximately $8 million. Please see "Risk Factors - Small Capitalization Companies" below for more information about the risks of investing in companies with small market capitalizations.

   All Segments. The All Cap Growth Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in the Appendix. Short-term investments may include repurchase agreements with banks or broker-dealers.

   Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 25% of its total assets in securities of foreign issuers. Since the Portfolio may take substantial risks in seeking its goal of long-term capital growth, it is not suitable for investors unable or unwilling to assume such risks.

SMITH BARNEY LARGE CAP CORE PORTFOLIO

   Smith Barney Large Cap Core Portfolio (the "Large Cap Core Portfolio") seeks capital appreciation. The Large Cap Core Portfolio seeks to achieve its investment objective primarily through investments in U.S. common stocks and other equity securities. Any income realized on its investments will be purely incidental to its goal of capital appreciation. Under normal market conditions, the Large Cap Core Portfolio invests at least 80% of its net assets in equity securities of companies with large market capitalizations and related investments. Although this policy relating to securities of companies with large market capitalizations may be changed without shareholder approval, the Large Cap Core Portfolio will provide its shareholders with at least 60 days prior notice of any change in this policy.

   The Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in the Appendix. Short-term investments may include repurchase agreements with banks or broker-dealers. The Portfolio may engage in portfolio management strategies and techniques involving options, futures contracts and options on futures contracts.

   Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 20% of its total assets in securities of foreign issuers.

SMITH BARNEY GROWTH AND INCOME PORTFOLIO

   Smith Barney Growth and Income Portfolio (the "Growth and Income Portfolio") seeks reasonable growth and income. The Growth and Income Portfolio seeks to achieve its investment objective primarily through investments in equity securities that provide dividend or interest income, including common and preferred stocks and securities convertible into common and preferred stocks.

   The Portfolio also may hold a portion of its assets in high grade short-term debt securities and high grade corporate or government bonds in order to provide liquidity. The amount of assets the Portfolio may hold for liquidity purposes is based on market conditions and the need to meet redemption requests. A description of the ratings of commercial paper and bonds is contained in the Appendix. Short-term investments may include repurchase agreements with banks or broker-dealers.

   Certain policies of the Portfolio, such as purchasing and selling options on stocks, purchasing options on stock indices and purchasing stock index futures contracts and options thereon involve inherently greater investment risk and could result in more volatile price fluctuations. The Portfolio may also invest up to 20% of its total assets in securities of foreign issuers. Since the Portfolio may take substantial risks in seeking its goal of reasonable growth and income, it is not suitable for investors unable or unwilling to assume such risks.

SMITH BARNEY GOVERNMENT PORTFOLIO

   Smith Barney Government Portfolio (the "Government Portfolio") seeks high current return consistent with preservation of capital. Under normal market conditions, the Portfolio invests at least 80% of its net assets in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and related securities. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities include: (1) U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the Separate Trading of Registered Interest and Principal of Securities program (i.e. "STRIPS"), all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, including government guaranteed mortgage-related securities, some of which are backed by the full faith and credit of the U.S. Treasury, some of which are supported by the right of the issuer to borrow from the U.S. Government and some of which are backed only by the credit of the issuer itself. Although this policy relating to U.S. government securities may be changed without shareholder approval, the Government Portfolio will provide its shareholders with at least 60 days prior notice of any change in this policy.

   The Portfolio may enter into repurchase agreements with domestic banks or broker-dealers deemed creditworthy by the manager for purposes of investing the Portfolio's cash reserves or when the Portfolio is in a temporary defensive posture. The Portfolio may write covered or fully collateralized call options on U.S. Government securities and enter into closing or offsetting purchase transactions with respect to certain of such options. The Portfolio may also write secured put options and enter into closing or offsetting purchase transactions with respect to such options. The Portfolio may write both listed and over-the-counter options.

   The Portfolio seeks to obtain a high current return consistent with the preservation of capital from interest paid on the Portfolio's securities and potentially one or more of the following additional sources:

  .  premiums earned upon the expiration of options written;

  .  net profits from closing transactions; and

  . net gains from the sale of portfolio securities on the exercise of options or otherwise.

   The Portfolio is not designed for investors seeking long-term capital appreciation. Moreover, varying economic and market conditions may affect the value of and yields on U.S. Government securities. Accordingly, there is no assurance that the Portfolio's investment objective will be achieved.

   The Portfolio may engage in transactions involving obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Government (such as Government National Mortgage Association ("GNMA") Certificates), (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, (c) discretionary authority of the U.S. Government agency or instrumentality, or (d) the credit of the instrumentality. Agencies and instrumentalities include, but are not limited to: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks and Federal National Mortgage Association ("FNMA").

   While the Portfolio has no policy limiting the maturities of the debt securities in which it may invest, the manager seeks to moderate market risk by generally maintaining a portfolio duration within a range of approximately four to six years. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measure. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "price volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment taking no account of the pattern of the security's payments of interest or principal prior to maturity. Duration measures the length of the time interval between the present and the time when the interest and principal payments are scheduled to be received (or in the case of a callable bond, expected to be received), weighing them by the present value of the cash to be received at each future point in time. In general, the lower the coupon rate of interest or the longer the maturity, or the lower the yield-to-maturity of a debt security, the longer its duration; conversely, the higher the coupon rate of interest, the shorter the maturity or the higher the yield-to-maturity of a debt security, the shorter its duration.

   With respect to some securities, there may be some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. In these and other similar situations, the manager will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure. The duration is likely to vary from time to time as the manager pursues its strategy of striving to maintain an active balance between seeking to maximize income and endeavoring to maintain the value of the Portfolio's capital. Thus, the objective of providing high current return consistent with preservation of capital to shareholders is tempered by seeking to avoid undue market risk and thus provide reasonable total return as well as high distributed return. There is, of course, no assurance that the manager will be successful in achieving such results for the Portfolio.

   The Portfolio generally purchases debt securities at a premium over the principal or face value in order to obtain higher current income. The amount of any premium declines during the term of the security to zero at maturity. Such decline generally is reflected in the market price of the security and thus in the Portfolio's net asset value. Any such decline is realized for accounting purposes as a capital loss at maturity or upon resale. Prior to maturity or resale, such decline in value could be offset, in whole or part, or increased by changes in the value of the security due to changes in interest rate levels.

   The principal reason for selling call or put options is to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. By selling options, the Portfolio reduces its potential for capital appreciation on debt securities if interest rates decline. Thus, if market prices of debt securities increase, the Portfolio would receive a lower total return from its optioned positions than it would have received if the options had not been sold. The purpose of selling options is intended to improve the Portfolio's total return and not to "enhance" monthly distributions. During periods when the Portfolio has capital loss carryforwards, any capital gains generated from such transactions will be retained in the Portfolio. The purchase and sale of options may result in a high portfolio turnover rate.

                             INVESTMENT PRACTICES

   This section contains a discussion of certain investment practices. The Portfolios indicated may engage in these and any other practices not prohibited by their investment restrictions. The selection of investments and the utilization of investment techniques depends on, among other things, the manager's investment strategies for the

Portfolios, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense. For further information about risks associated with these practices, see "Risk Factors" below.

EQUITY SECURITIES

   The Portfolios, except Government Portfolio, may invest in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depository receipts for those securities.

   Common Stocks (All Portfolios except Government Portfolio). Each Portfolio (except Government Portfolio) may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

   Preferred Stocks and Convertible Securities (All Portfolios except Government Portfolio). Each Portfolio (except Government Portfolio) may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's common stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities. Convertible securities rank senior to common stocks in a corporation's capital structure. They are consequently of higher quality and entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. A Portfolio may purchase convertible securities rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group ("S&P") and may also purchase non-rated securities considered by the manager to be of comparable quality. Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that debt securities rated in these categories are considered high risk securities; the rating agencies consider them speculative, and payment of interest and principal is not considered well assured. To the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely payment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher rated convertible securities.

   Warrants (All Portfolios except Government Portfolio). Each Portfolio (except Government Portfolio) may purchase warrants. Warrants acquired by a Portfolio entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Portfolio's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

   REITs (All Portfolios except Government Portfolio). Each Portfolio (except Government Portfolio) may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. A Portfolio's investments in REITs are subject to the risks associated with particular properties and with the real estate market in general, including the risks of a general downturn in real estate values. REITs are dependent upon management skills, may not be diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code"). Like mutual funds, REITs have expenses, including advisory and administration fees paid by REIT shareholders, and, as a result, an investor is subject to a duplicate level of fees if a Portfolio invests in REITs.

   Illiquid and Restricted Securities. Each Portfolio may invest in illiquid and restricted securities. As used herein, restricted securities are those that have been sold in the United States without registration under the Securities Act of 1933 and are thus subject to restrictions on resale. Excluded from the restrictions, however, are any restricted securities which are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and which have been determined to be liquid by the Trustees or by the manager pursuant to board-approved guidelines. The determination of liquidity is based on the volume of reported trading in the institutional secondary market for each security. This investment practice could have the effect of increasing the level of illiquidity in each Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. This could result in a Portfolio's inability to realize a favorable price upon disposition of restricted securities, and in some cases might make disposition of such securities at the time desired by the Portfolio impossible. Since market quotations are not readily available for restricted securities, such securities will be valued by a method that the Trustees believe accurately reflects fair value.

   Securities of Foreign Issuers (All Portfolios except Government
Portfolio). The Large Cap Core Portfolio and the Growth and Income Portfolio may invest up to 20% of the value of their total assets and the All Cap Growth Portfolio may invest up to 25% of the value of its total assets in securities of foreign governments and companies of developed and emerging markets countries. These securities may be denominated in foreign currencies.

   Each Portfolio may also purchase foreign securities in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by foreign corporations. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

   ADRs are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. Each Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

   The All Cap Growth Portfolio, the Large Cap Core Portfolio and the Growth and Income Portfolio may invest in the securities of developing countries, commonly known as "emerging markets" countries. See "Risk Factors--Securities of Developing /Emerging Markets Countries".

FIXED INCOME SECURITIES

   Corporate Debt Obligations (All Portfolios). Each Portfolio may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security. Because zero coupon bonds do not pay current interest in cash, these securities are subject to greater credit risk and greater fluctuation in value in response to changes in market interest rates than debt obligations that pay interest currently.

   U.S. Government Securities (All Portfolios). The U.S. Government securities in which the Portfolios may invest include: bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

   Mortgage Related Securities (Government Portfolio). The Government Portfolio may invest in mortgage-related securities, including those representing an undivided ownership interest in a pool of mortgage loans, e.g., GNMA, FNMA, FHLMC Certificates. Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools, which are issued or guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are collectively referred to as "mortgage-related securities".

   Mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the securityholders (such as the Portfolio), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the securityholders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payment. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some of the Portfolio's higher yielding securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in a loss to the Portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

   The Government National Mortgage Association ("GNMA") is a wholly owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately issued securities backed by pools of mortgages. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Portfolio purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Veterans Administration ("VA"). Once a pool of such mortgages is assembled and approved by GNMA, the GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

   The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Portfolio normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-related securities of the types described above or other U.S. Government securities. Interest received by the Portfolio will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

   As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family dwelling mortgages with 25-to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Therefore, it is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

   The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates, but only by the amount of the fees paid to GNMA and the GNMA Certificate issuer. For the most common type of mortgage pool, containing single-family dwelling mortgages, GNMA receives an annual fee based on the outstanding principal for providing its guarantee, and the GNMA Certificate issuer is paid an annual servicing fee for assembling the mortgage pool and for passing through monthly payments of interest and principal to Certificate holders. The coupon rate by itself, however, does not indicate the yield which will be earned on the GNMA Certificates for the following reasons:

      1. Certificates are usually issued at a premium or discount, rather than at par.

      2. After issuance, Certificates usually trade in the secondary market at a premium or discount.

      3. Interest is paid monthly rather than semi-annually as is the case for traditional bonds. Monthly compounding has the effect of raising the effective yield earned on GNMA Certificates.

      4. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the Certificate. If mortgagors prepay their mortgages, the principal returned to Certificate holders may be reinvested at higher or lower rates.

   In quoting yields for GNMA Certificates, the customary practice is to assume that the Certificates will have a 12 year life. Quotes available for GNMA Certificates from securities dealers depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

   The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. FHLMC guarantees timely monthly payment of interest of PCs and the ultimate payment of principal.

   GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years.

   The Federal National Mortgage Association ("FNMA") creates a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

   Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA securities, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

   Forward Commitments (All Portfolios). The Portfolios may purchase or sell U.S. Government securities on a "when-issued" or "delayed delivery" basis ("Forward Commitments"). These transactions occur when securities are purchased or sold by the Portfolio with payment and delivery taking place in the future, frequently a month or more after such transactions. The price is fixed on the date of the commitment, and the seller continues to accrue interest on the securities covered by the Forward Commitment until delivery and payment take place. At the time of settlement, the market value of the securities may be more or less than the purchase or sale price.

   A Forward Commitment sale is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the Forward Commitment. A Forward Commitment sale is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in value of a security which the Portfolio owns or has the right to acquire. By entering into a Forward Commitment sale transaction, the Portfolio forgoes or reduces the potential for both gain and loss in the security which is being hedged by the Forward Commitment sale.

   The Portfolio may either settle a Forward Commitment by taking delivery of the securities or may either resell or repurchase a Forward Commitment on or before the settlement date in which event the Portfolio may reinvest the proceeds in another Forward Commitment. The Portfolio's use of Forward Commitments may increase its overall investment exposure and thus its potential for gain or loss. When engaging in Forward Commitments, the Portfolio relies on the other party to complete the transaction; should the other party fail to do so, the Portfolio might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities at the time of the failure.

   When a Portfolio agrees to purchase when-issued or delayed-delivery securities, it will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the Portfolio's books. Normally, the Portfolio will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Portfolio's commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the Portfolio's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

   Short-Term Investments (All Portfolios). In certain circumstances the Portfolios may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. Certificates of deposits ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

   To the extent a Portfolio is investing in short-term investments as a temporary defensive posture, the applicable Portfolio's investment objective may not be achieved.

   Commercial Paper (All Portfolios). Commercial paper consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Portfolios, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

DERIVATIVE INSTRUMENTS

  Options, Futures Contracts and Related Options (All Portfolios)

   Selling Call and Put Options (All Portfolios). The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. A Portfolio's current return can be expected to fluctuate because premiums earned from writing options and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Writing options on portfolio securities also results in a higher portfolio turnover. The purchaser of a call option pays a premium to the writer (i.e., the seller) for the right to buy the underlying security from the writer at a specified price during a certain period. All Cap Growth Portfolio, Large Cap Core Portfolio and Growth and Income Portfolio may sell call options only on a covered basis. Government Portfolio may sell call options either on a covered basis, or for cross-hedging purposes. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option at all times during the option period. Thus, Government Portfolio may sell options on U.S. Government securities or forward commitments of such securities. An option is for cross-hedging purposes (relative to Government Portfolio only) to hedge against a security which the Portfolio owns or has the right to acquire. In such circumstances, Government Portfolio maintains in a segregated account with the Portfolio's custodian cash or U.S. Government securities in an amount not less than the market value of the underlying security, marked-to-market daily, while the option is outstanding. The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. A Portfolio sells put options only on a covered basis, which means that, at all times during the option period, the Portfolio would maintain in a segregated account with its custodian cash, cash equivalents or liquid securities in an amount of not less than the exercise price of the option, or will hold a put on the same underlying security at an equal or greater exercise price. A Portfolio generally would sell put options when the manager wishes to purchase the underlying security for the Portfolio at a price lower than the current market price of the security.

   In order to terminate its position as writer of a call or put option, a Portfolio may enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Portfolio. The Portfolio would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. A Portfolio would also realize a gain if an option it has sold lapses unexercised. A Portfolio may sell options that are listed on an exchange as well as options that are traded over-the-counter. A Portfolio may close out its position as writer of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, a Portfolio may purchase an offsetting option, which does not close out its position as a writer, but provides an asset of equal value to its obligation under the option sold. If a Portfolio is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the put until a closing purchase transaction can be entered into (or the option is exercised or expires), even though it might not be advantageous to do so.

   By selling a call option, a Portfolio loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by writing a put option, a Portfolio might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

   Each of the United States exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others, regardless of whether such options are written on one or more accounts or through one or more brokers. An exchange may order the liquidation of positions found to be in violation of those limits, and it may impose other sanctions or restrictions. These position limits may restrict the number of options the Portfolio may be able to write.

   Purchasing Call and Put Options (All Portfolios). A Portfolio may purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options may be purchased for their leverage potential. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, a Portfolio can benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, a Portfolio could bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired. Conversely, put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of a Portfolio's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options. In any case, the purchase of options for capital appreciation would increase the Portfolio's volatility by increasing the impact of changes in the market price of the underlying securities on the Portfolio's net asset value. The Portfolios may purchase either listed or over-the-counter options.

   Options on Stock Indices (All Portfolios except Government
Portfolio). Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's
100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options are currently traded on The Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange and other exchanges. Gain or loss to a Portfolio on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. Accordingly, successful use by a Portfolio of options on stock indices will be subject to the manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks. As with stock options, the Portfolio may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange, or it may let the option expire unexercised.

   Futures Contracts (All Portfolios). Each Portfolio may engage in transactions involving futures contracts and related options in accordance with rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Portfolios are exempt from registration as a "commodity pool".

   An interest rate futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of a specific type of debt security at a specified future time and at a specified price. Although interest rate futures contracts call for delivery of specified securities, in most cases the contracts are closed out (by an offsetting purchase or sale) prior to actual delivery, with the difference between the contract price and the offsetting price paid in cash.

   A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of cash equal to a specified dollar amount times the difference between the stock index value at a specified time and the price at which the futures contract is originally struck. A stock index fluctuates with changes in the market values of the stocks included. No physical delivery of the underlying stocks in the index is made.

   Stock index futures contracts can be purchased with respect to the Standard & Poor's 500 Stock Index on the Chicago Mercantile Exchange ("CME"), the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade, among other indices. Differences in the stocks included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

   Foreign stock index futures traded outside the United States include the Nikkei Index of 225 Japanese stocks traded on the Singapore International Monetary Exchange ("Nikkei Index"), Osaka Index of 50 Japanese stocks traded on the Osaka Exchange, Financial Times Stock Exchange Index of the 100 largest stocks on the London Stock Exchange, the All Ordinaries Share Price Index of 307 stocks on the Sydney, Melbourne Exchanges, Hang Seng Index of 33 stocks on the Hong Kong Stock Exchange, Barclays Share Price Index of 40 stocks on the New Zealand Stock Exchange and Toronto Index of 35 stocks on the Toronto Stock Exchange. Futures and futures options on the Nikkei Index are traded on the CME and United States commodity exchanges may develop futures and futures options on other indices of foreign securities. Futures and options on United States devised indices of foreign stocks are also being developed. Investments in foreign stock index futures and options thereon, like investments in securities of foreign entities and securities denominated in foreign currencies, involve risks not typically involved in domestic investment, including fluctuations in foreign exchange rates, future foreign political and economic developments, and the possible imposition of exchange controls or other foreign or United States governmental laws or restrictions applicable to such investments.

   In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, a Portfolio is required to deposit for the benefit of the broker an amount of appropriate securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Portfolio upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent margin deposits, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

   For example, when a Portfolio purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Portfolio receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Portfolio purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Portfolio is required to make a variation margin payment to the broker.

   At any time prior to expiration of the futures contract, the Portfolio may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or a gain.

   When a Portfolio anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Portfolio may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Portfolio's securities ("defensive hedge"). To the extent that the Portfolio's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Portfolio of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Portfolio with attendant transaction costs.

   For example, if the Government Portfolio holds long-term U.S. Government securities, and a rise in long-term interest rates is anticipated, it could, in lieu of selling its portfolio securities, sell futures contracts for similar long-term securities. If interest rates increased and the value of the Portfolio's securities declined during the period the contracts were outstanding, the value of the Portfolio's futures contracts should increase, thereby protecting the Portfolio by preventing net asset value from declining as much as it otherwise would have.

   In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in listed options, futures or related options, the Portfolio could experience delays and/or losses in liquidating open positions or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an over-the-counter option purchased by a Portfolio, the Portfolio could experience a loss of all or part of the value of the option. Transactions are entered into by a Portfolio only with brokers or financial institutions deemed creditworthy by the manager.

   Each Portfolio's futures transactions will be entered into for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that the Portfolio owns, or futures contracts will be purchased to protect a Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Portfolio pays commissions on futures contracts and options transactions.

   Options on Futures Contracts (All Portfolios). A Portfolio may also purchase and sell options on futures contracts which are traded on an Exchange. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. As a seller of an option on a futures contract, a Portfolio is subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by a Portfolio are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. A Portfolio may purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contract.

   Forward Currency Contracts and Options on Currency (All Portfolios except Government Portfolio). A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Portfolio may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Portfolio engages in forward currency transactions in anticipation of, or to protect itself against fluctuations in exchange rates. The Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against, decline in the currency against the U.S. dollar. Similarly, the Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Portfolio might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

   The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset, that is the subject of the hedge, generally will not be precise. In addition, the Portfolio may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Portfolio's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Portfolio's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Portfolio's cross-hedges and the movements in the exchange rates of foreign currencies in which the Portfolio's assets that are the subject of such cross-hedges are denominated.

   Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. The Portfolio, however, may enter into forward contracts with deposit requirements or commissions.

   The Portfolio may purchase put and call options on foreign currencies to reduce the risk of currency exchange fluctuation. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies are traded on United States and foreign exchanges. Exchange-traded options are expected to be purchased by the Portfolio from time to time and over-the-counter options may also be purchased, but only when the manager believes that a liquid secondary market exists for such options, although there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investment generally.

   A put option on currency gives the Portfolio, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Portfolio, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Portfolio might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the Portfolio anticipates purchasing securities.

   The value of a foreign currency option is dependent upon the value of the underlying foreign currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market (conducted directly between currency traders, usually large commercial banks, and their customers) involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

   A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the

Portfolio intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Portfolio would have to exercise those options which it has purchased in order to realize any profit. The staff of the Securities and Exchange Commission ("SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

   Use of Segregated and Other Special Accounts (All Portfolios). Use of many hedging and other strategic transactions including currency and market index transactions by a Portfolio will require, among other things, that the Portfolio segregate cash, liquid securities or other assets with its custodian, or a designated sub-custodian, to the extent the Portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the 1940 Act at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Portfolio, for example, will require the Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Portfolio on an index will require the Portfolio to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Portfolio will require the Portfolio to segregate liquid securities equal to the exercise price. Except when a Portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Portfolio to buy or sell a foreign currency will generally require the Portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to the Portfolio's obligations or to segregate liquid securities equal to the amount of the Portfolio's obligations.

   OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices, and Options Clearing Corporation ("OCC")-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Portfolio sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Portfolio other than those described above generally settle with physical delivery, and the Portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

   In the case of a futures contract or an option on a futures contract, a Portfolio must deposit initial margin and, in some instances, daily variation margin, typically with third parties such as a clearing organization, in addition to segregating assets with its custodian sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid securities or other acceptable assets. A Portfolio will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid securities having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

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   Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. A Portfolio could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolio. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Portfolio could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other hedging and other strategic transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER PRACTICES

   Repurchase Agreements (All Portfolios). Each Portfolio may enter into repurchase agreements with broker-dealers or domestic banks. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Portfolio) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Portfolio's custodian, subcustodian or other bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Portfolio does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

   For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the Portfolios, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for a Portfolio than would be available to a Portfolio investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

   Reverse Repurchase Agreements (All Portfolios). Each Portfolio may invest in reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of portfolio securities by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Any securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have a maturity date no later than the repayment date. Generally, the applicable Portfolio will be able to keep the interest income associated with the "coupon" on those securities, subject to the payment of a fee to the dealer. Such transactions are generally advantageous because the Portfolio attempts to lock-in a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Portfolio intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Portfolio's assets. The Portfolio's custodian

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

bank will maintain a separate account for the Portfolio with securities having a value equal to or greater than such commitments.

   ETFs or Exchange Traded Funds (All Portfolios except Government
Portfolio). The Portfolios may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give a Portfolio exposure to the securities comprising the index on which the ETF is based, and the Portfolio will gain or lose value depending on the performance of the index.

   Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are bought and sold based on market values throughout each trading day, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Portfolios intend to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. In the future, as new products become available, the Portfolios may invest in ETFs that are based on fixed-income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index-based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. If an ETF held by a Portfolio trades at a discount to net asset value, the Portfolio could lose money even if the securities in which the ETF invests go up in value.

   Short Sales (All Portfolios except Government Portfolio). Each Portfolio may from time to time make short sales of securities. Short sales are transactions in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Portfolio's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Portfolio will also incur transaction costs in effecting short sales. The Portfolio may also enter into short sales "against the box". A short sale is "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short. There are certain transaction costs associated with short sales against the box, but the Portfolio endeavors to offset these costs with the income from the investment of the cash proceeds of short sales. The Portfolio does not intend to make short sales or maintain a short position if to do so would cause more than 25% of its total assets, taken at market value, to be held as collateral for such sales.

   The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

   Loans of Portfolio Securities (All Portfolios). Consistent with applicable regulatory requirements, a Portfolio may lend securities from its portfolio to brokers, dealers and other financial organizations. A Portfolio

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

may not lend its portfolio securities to the manager or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by a Portfolio will be collateralized by cash, cash equivalents or U.S. government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

   In lending its portfolio securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever a Portfolio's securities are loaned: (a) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the collateral must be marked to market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral); (c) the Portfolio must be able to terminate the loan at any time;
(d) the Portfolio must be entitled to receive a reasonable return on the loan;
(e) the Portfolio may pay only reasonable fees in connection with the loan; and
(f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Portfolio's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk. From time to time, the Portfolio may return a part of the interest earned from the investment of collateral received for securities loaned to: (a) the borrower, and/or (b) a third party, which is unaffiliated with the Portfolio or the manager and which is acting as a "finder."

                                 RISK FACTORS

   The prospectus discusses the risk factors associated with the investment policies and strategies employed by each Portfolio. The following discussion supplements the description of risk factors contained in the prospectus.

   General. Investors should realize that risk of loss is inherent in the ownership of any securities and that each Portfolio's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

   Equity Securities. Equity securities have historically been more volatile than most debt securities in response to market risk. Market risk is the risk that the price of securities will rise or fall due to changing economic, political or market conditions. The value of some securities held by the Portfolios may be quite volatile.

   Fixed Income Securities. Investments in fixed income securities may subject the Portfolios to risks, including the following:

      Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument;

      Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a Portfolio to sustain losses on such investments. A default could impact both interest and principal payments; and

      Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a Portfolio will suffer from having to reinvest in lower yielding securities.

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

   Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than anticipated, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a Portfolio will suffer from the inability to invest in higher yield securities.

   Below Investment Grade Fixed-Income Securities. Securities rated in the fourth highest ratings category by a nationally recognized statistical ratings organization (an "NRSRO"), such as those rated BBB by S&P or Baa by Moody's, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below the fourth highest ratings category by an NRSRO, including those rated below Baa by Moody's or BBB by S&P, are not "investment grade," and may have more speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds, commonly referred to as "junk bonds", have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a Portfolio, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

   Small Capitalization Companies. Small companies may (i) be subject to more volatile market movements than securities of larger, more established companies; (ii) have limited product lines, markets or financial resources; and
(iii) depend upon a limited or less experienced management group. The securities of small companies may be traded only on the over-the-counter market or on a regional securities exchange and may not be traded daily or in the volume typical of trading on a national securities exchange. Disposition by a Portfolio of small company securities in order to meet redemptions may require the Portfolio to sell these securities at a discount from market prices, over a longer period of time or during periods when disposition is not desirable.

   Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each Portfolio (except Government Portfolio) may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the Portfolio does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

   There may be less publicly available information about a foreign security than about a security issued by a U.S. company, and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. In addition, certain foreign investments made by a Portfolio may be subject to foreign withholding taxes, which would reduce the Portfolio's total return on such investments and the amounts available for distributions by the Portfolio to its shareholders. See "Dividends, Distributions and Taxes". Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are not invested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in

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

value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities, including custodial costs and foreign brokerage commissions, are generally higher than with transactions in United States securities. In addition, a Portfolio will incur cost in connection with conversions between various currencies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. These risks may be intensified in the case of investments in developing or emerging markets. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which a Portfolio may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for a Portfolio to obtain or to enforce a judgment against the issuers of such securities.

   Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a Portfolio's investments are denominated relative to the U.S. dollar will affect the Portfolio's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a Portfolio's securities are quoted would reduce the Portfolio's net asset value per share.

   Special Risks of Countries in the Asia Pacific Region. Certain of the risks associated with international investments are heightened for investments in these countries. For example, some of the currencies of these countries have experienced devaluations relative to the U.S. dollar, and adjustments have been made periodically in certain of such currencies. Certain countries, such as Indonesia, face serious exchange constraints. Jurisdictional disputes also exist.

   Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

   One or more of the risks discussed above could affect adversely the economy of a developing market or a Portfolio's investments in such a market. In Eastern Europe, for example, upon the accession to power of Communist regimes in the past, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those of governments may remain unsettled. In Latin America, countries have faced currency devaluation and defaults on public debt creating national economic crises. There can be no assurance that any investments that a Portfolio might make in such emerging markets would not be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the Portfolio could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

   Many of a Portfolio's investments in the bonds of issuers in emerging markets may be unrated or rated below investment grade. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, or political conditions.

   Derivative Instruments. In accordance with its investment policies, each Portfolio may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties. Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments.

   The following are the principal risks associated with derivative instruments:

      Leverage and associated price volatility. The use of certain derivatives may involve leverage for a Portfolio because they create an obligation, or indebtedness, to someone other than the Portfolio's investors and enable a Portfolio to participate in gains and losses on an amount that exceeds its initial investment. Derivatives may magnify a Portfolio's gain or loss from an investment in much the same way that incurring indebtedness does;

      Credit risk. Certain types of derivatives are subject to the risk that the counterparty may fail to honor contract terms;

      Liquidity and valuation risk. Many derivative instruments are traded in institutional markets rather than on an exchange. Certain derivative instruments are not readily marketable and are subject to a Portfolio's restrictions on illiquid investments; and

      Correlation risk. There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a Portfolio is reviewed and analyzed by the Portfolio's portfolio manager to assess the risk and reward of each such instrument in relation to the Portfolio's investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Portfolio and its shareholders.

   Special Risks of Using Futures Contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

   At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for debt securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

   Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15%

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

decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. A Portfolio, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Where a Portfolio enters into futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other Portfolio assets.

   Furthermore, in the case of a futures contract purchase, a Portfolio segregates and commits to back the futures contract an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

   Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

   Economic and Monetary Union (EMU). EMU began on January 1, 1999 when 11 European countries adopted a single currency -- the Euro. On January 1, 2002, those 11 countries adopted the Euro as their sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers held by the Portfolios; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Portfolios.

   Portfolio Turnover. Each Portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. Under certain market conditions, any Portfolio may experience a high rate of portfolio turnover. This may occur, for example, if the Portfolio writes a substantial number of covered call options and the market prices of the underlying securities appreciate. The rate of portfolio turnover is not a limiting factor when the manager deems it desirable to purchase or sell securities or to engage in options transactions. High portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the respective Portfolio.

                            INVESTMENT RESTRICTIONS

   Each Portfolio has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the Portfolio, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Portfolio present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Portfolio are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Portfolio. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

   A Portfolio may not:

      (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

      (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

      (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Portfolio reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

      (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

      (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

      (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

   The Portfolios have also adopted the following nonfundamental investment restriction that may be changed by the Trust's Board of Trustees at any time. Accordingly a Portfolio may not:

   invest more than 15% of its net assets (taken at market value) in illiquid or restricted securities (meaning securities which cannot be sold within seven days at the value carried on the Portfolio's books).

   If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

                             TRUSTEES AND OFFICERS

   The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup the Trustees oversee, and other directorships held are set forth below. The address of each Trustee and officer is 125 Broad Street, New York, New York 10004. Each Trustee and officer holds office for his or her lifetime, unless that individual resigns, retires or is otherwise removed. For purposes of this chart only, "SSB" shall be defined as Salomon Smith Barney Inc.

   An asterisk in the table below identifies those Trustees and officers who are "interested persons" (as defined in the 1940 Act) of the Trust. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                                                                                 Number of
                                                                                                 Investment
                                                                                                 Companies
                                                                                                 Associated
                                                                                                    with
                          Position Held and                                                      Citigroup
                           Length of Time            Principal Occupation During Past 5           Overseen
      Name and Age             Served                Years and Other Directorships Held          by Trustee
      ------------        ----------------- ---------------------------------------------------- ----------
Interested Trustee
R. Jay Gerken*; 51          Chairman of     Managing Director, SSB (since 1996).                    227
                            the Board and
                            Trustee since
                            2002

Disinterested Trustees
Elliott J. Berv; 59         Trustee since   President and Chief Operations Officer, Landmark         35
                            2001            City (real estate development) (since 2002); Board
                                            Member, American Identity Corp. (doing business
                                            as Morpheus Technologies) (biometric information
                                            management) (since 2001; consultant since 1999);
                                            Director, Lapoint Industries (industrial filter
                                            company) (since 2002); Executive Vice President
                                            and Chief Operations Officer, DigiGym Systems
                                            (on-line personal training systems) (since 2001);
                                            President, Catalyst (consulting) (since 1984);
                                            Director, Alzheimer's Association (New England
                                            Chapter) (since 1998). Chief Executive Officer,
                                            Rocket City Enterprises (internet concierge
                                            services) (from 2000 to 2001).

Donald M. Carlton; 65       Trustee since   Director, American Electric Power (electric utility)     30
                            1997            (since 1999); Director, Valero Energy (petroleum
                                            refining) (since 1999); Consultant, URS
                                            Corporation (engineering) (since 1999); Director,
                                            National Instruments Corp. (technology) (since
                                            1994); former Chief Executive Officer, Radian
                                            International L.L.C. (engineering) (1996--1998);
                                            Member of the Management Committee, Signature
                                            Science (research and development) (since 2000).

A. Benton Cocanougher; 64   Trustee since   Special Advisor to the President, Texas A&M              30
                            1991            University (since August 2002); Dean Emeritus and
                                            Wiley Professor, Texas A&M University (since
                                            2001); former Dean and Professor of Marketing,
                                            College and Graduate School of Business of Texas
                                            A&M University (1987--2001); former Director,
                                            Randall's Food Markets, Inc. (1990--1999); former
                                            Director, First American Bank and First American
                                            Savings Bank (1994--1999).

                                                                                                  Number of
                                                                                                  Investment
                                                                                                  Companies
                                                                                                  Associated
                                                                                                     with
                           Position Held and                                                      Citigroup
                            Length of Time            Principal Occupation During Past 5           Overseen
       Name and Age             Served                Years and Other Directorships Held          by Trustee
       ------------        ----------------- ---------------------------------------------------- ----------

Mark T. Finn; 59             Trustee since   Adjunct Professor, William & Mary College (since         35
                             2001            September 2002); Principal/Member, Balvan
                                             Partners/Balfour Vantage--Manager and General
                                             Partner to the Vantage Hedge Fund, LP (since
                                             March 2002); Chairman and Owner, Vantage
                                             Consulting Group, Inc. (investment advisory and
                                             consulting firm) (since 1988); former Vice
                                             Chairman and Chief Operating Officer, Lindner
                                             Asset Management Company (mutual fund
                                             company) (1999--2001); former President and
                                             Director, Delta Financial, Inc. (investment advisory
                                             firm) (1983--1999); former General Partner and
                                             Shareholder, Greenwich Ventures LLC (investment
                                             partnership) (1996--2001); former President,
                                             Secretary, and Owner, Phoenix Trading Co.
                                             (commodity trading advisory firm) (1997--2000).

Stephen Randolph Gross; 55   Trustee since   Partner, Capital Investment Advisory Partners            30
                             1986            (Consulting) (since 2000); Director, United Telesis,
                                             Inc. (telecommunications) (since 1997); Managing
                                             Director, Fountainhead Ventures, L.L.C.
                                             (consulting) (since 1998); Director, ebank.com, Inc.
                                             (since 1997); Director, Andersen Calhoun (assisted
                                             living) (since 1987); Secretary, Carint N.A.
                                             (manufacturing) (since 1988); former Treasurer,
                                             Hank Aaron Enterprises (fast food franchise)
                                             (1985--2001); Chairman, Gross, Collins & Cress,
                                             P.C. (accounting firm) (since 1980); Treasurer,
                                             Coventry Limited, Inc. (since 1985); former
                                             Director, Charter Bank, Inc. (1987--1997); former
                                             Director, Yu Save, Inc. (internet company)
                                             (1998--2000); former Director, Hotpalm.com, Inc.
                                             (wireless applications) (1998--2000); former
                                             Director, IkonVentures, Inc. (1997--1998).

Diana R. Harrington; 62      Trustee since   Professor, Babson College (since 1992); former           35
                             2001            Trustee, The Highland Family of Funds (investment
                                             company) (1997--1998).

Susan B. Kerley; 51          Trustee since   Consultant, Strategic Management Advisors, LLC/          35
                             2001            Global Research Associates, Inc. (investment
                                             consulting) (since 1990); Director, Eclipse Funds
                                             (currently supervises 17 investment companies in
                                             fund complex) (since 1990).

                                                                                               Number of
                                                                                               Investment
                                                                                               Companies
                                                                                               Associated
                                                                                                  with
                         Position Held and                                                     Citigroup
                          Length of Time           Principal Occupation During Past 5           Overseen
      Name and Age            Served               Years and Other Directorships Held          by Trustee
      ------------       ----------------- --------------------------------------------------- ----------

Alan G. Merten; 61        Trustee since    President, George Mason University (since 1996);        30
                          1990             Director, Comshare, Inc. (information technology)
                                           (since 1985); former Director, Indus (information
                                           technology) (1995--1999).

C. Oscar Morong, Jr.; 67  Trustee since    Managing Director, Morong Capital Management            35
                          2001             (since 1993); former Director, Indonesia Fund
                                           (closed end fund) (1990--1999); Trustee, Morgan
                                           Stanley Institutional Fund (currently supervises 75
                                           investment companies) (since 1993).

R. Richardson Pettit; 60  Trustee since    Professor of Finance, University of Houston             30
                          1990             (1977--2002); independent consultant (since 1984).

Walter E. Robb, III; 76   Trustee since    Director, John Boyle & Co., Inc. (textiles) (since      35
                          2001             1999); President, Benchmark Consulting Group,
                                           Inc. (service company) (since 1991); Director,
                                           Harbor Sweets, Inc. (candy) (since 1990); Sole
                                           Proprietor, Robb Associates (corporate financial
                                           advisors) (since 1978); Director, W.A. Wilde Co.
                                           (direct media marketing) (since 1982); Director,
                                           Alpha Granger Manufacturing, Inc. (electronics)
                                           (since 1983); Co-Owner, Kedron Design (gifts)
                                           (since 1978); former Trustee, MFS Family of Funds
                                           (1985--2001); former President and Treasurer,
                                           Benchmark Advisors, Inc. (corporate financial
                                           advisors) (1989--2000); Harvard Club of Boston
                                           (audit committee) (since 2001).

Officers
R. Jay Gerken*; 51        Chairman,        Managing Director, SSB (since 1996).                   N/A
                          President and
                          Chief
                          Executive
                          Officer since
                          2002

Lewis E. Daidone*; 45     Chief            Managing Director, SSB (since 1990); Chief             N/A
                          Administrative   Financial Officer, Smith Barney Mutual Funds;
                          Officer and      Director and Senior Vice President, Smith Barney
                          Senior Vice      Fund Management LLC and Travelers Investment
                          President since  Adviser.
                          2000

Alan Blake*; 53           Vice President   Managing Director, SSB.                                N/A
                          and Investment
                          Officer since
                          2001

                                                                                              Number of
                                                                                              Investment
                                                                                              Companies
                                                                                              Associated
                                                                                                 with
                        Position Held and                                                     Citigroup
                         Length of Time           Principal Occupation During Past 5           Overseen
     Name and Age            Served               Years and Other Directorships Held          by Trustee
     ------------       ----------------- --------------------------------------------------- ----------
Michael McElroy*; 37     Vice President   Citigroup Asset Management (since 2000); Director      N/A
                         and Investment   of Quantitative Research and Senior Portfolio
                         Officer since    Manager--US, International and Market-Neutral
                         2002             Accounts; Consultant, Digital Equipment
                                          Corporation; Associate, Intermarket Capital
                                          Associates Ltd.

Roger M. Lavan*; 40      Vice President   Managing Director, SSB.                                N/A
                         since 2002

Francis L. Mustaro*; 51  Vice President   Managing Director, SSB.                                N/A
                         since 2002

Michael Kagan*; 43       Vice President   Managing Director, SSB.                                N/A
                         and Investment
                         Officer since
                         2000

Lawrence Weissman*; 41   Vice President   Managing Director, SSB (since 1997); former            N/A
                         and Investment   Portfolio Manager, Neuberger & Berman, LLC
                         Officer since    (from 1995 to 1997).
                         1999

Timothy Woods*; 41       Vice President   Managing Director, SSB (since 1999); former            N/A
                         and Investment   Portfolio Manager, Banker's Trust.
                         Officer since
                         2001

Richard Peteka*; 40      Treasurer since  Director and Head of Internal Control for Citigroup    N/A
                         2002             Asset Management U.S. Mutual Fund
                                          Administration (1999--2002); Vice President, Head
                                          of Mutual Fund Administration and Treasurer at
                                          Oppenheimer Capital (1996--1999).

Kaprel Ozsolak*; 36      Controller       Vice President of SSB.                                 N/A
                         since 2002

Andrew Beagley*; 40      Chief Anti-      Director, SSB (since 2000); Director of                N/A
                         Money            Compliance, North America, Citigroup Asset
                         Laundering       Management (since 2000); Director of Compliance,
                         Compliance       Europe, the Middle East and Africa, Citigroup Asset
                         Officer since    Management (from 1999 to 2000); Compliance
                         2002             Officer, Salomon Brothers Asset Management
                                          Limited, Smith Barney Global Capital Management
                                          Inc., Salomon Brothers Asset Management Asia
                                          Pacific Limited (from 1997 to 1999).

Marianne Motley*; 43     Assistant        Director, Mutual Fund Administration for SSB           N/A
                         Treasurer since  (since 1994).
                         2000

                                                                                            Number of
                                                                                            Investment
                                                                                            Companies
                                                                                            Associated
                                                                                               with
                        Position Held and                                                   Citigroup
                         Length of Time          Principal Occupation During Past 5          Overseen
     Name and Age            Served              Years and Other Directorships Held         by Trustee
     ------------       ----------------- ------------------------------------------------- ----------

Robert I. Frenkel*; 48   Secretary since  Managing Director and General Counsel, Global        N/A
                         2000             Mutual Funds for Citigroup Asset Management
                                          (since 1994).

Thomas C. Mandia*; 40    Assistant        Director and Deputy General Counsel, Citigroup       N/A
                         Secretary since  Asset Management (since 1992).
                         2000

Rosemary D. Emmens*; 33  Assistant        Vice President and Associate General Counsel,        N/A
                         Secretary since  Citigroup Asset Management (since 1998); Counsel,
                         2000             The Dreyfus Corporation (1995 - 1998).

Harris Goldblat*; 33     Assistant        Vice President and Associate General Counsel,        N/A
                         Secretary since  Citigroup Asset Management (2000); Associate,
                         2000             Stroock & Stroock & Lavan LLP (1997 - 2000).

Wendy Setnicka*; 36      Assistant        Assistant Vice President, Citigroup Asset            N/A
                         Controller       Management (since 1998).
                         since 2002

Steven Frank*; 34        Assistant        Vice President, Citigroup Asset Management           N/A
                         Controller       (since 2001); Assistant Vice President, Citigroup
                         since 2001       Asset Management (1996 - 2001).

   The business affairs of each Portfolio are managed by or under the direction of the Board of Trustees.

   The Board has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the Portfolios, within the meaning of the 1940 Act. The Audit Committee met twice during the Portfolios' last fiscal year to review the internal and external auditing procedures of the Portfolios and, among other things, to consider the selection of independent certified public accountants for the Portfolios and to review the independence of the accountants.

   The Board also has a standing Governance Committee. All Trustees who are not "interested persons" of the Portfolios are members of the Governance Committee. The Governance Committee met three times during the Portfolios' last fiscal year. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

   The following table shows the amount of equity securities owned by the Trustees in the Portfolios and in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2002:

                                           Aggregate Dollar
                                            Range of Equity
                                           Securities in All
                                         Investment Companies
                                            Associated with
                                         Citigroup Overseen by
                  Name of Trustee             the Trustee
                  ---------------        ---------------------
                  Interested Trustee
                  R. Jay Gerken.........      over $100,000
                                           ----------------

                  Disinterested Trustees
                  Elliott J. Berv.......   $  10,001-50,000
                                           ----------------
                  Donald M. Carlton.....   $  10,001-50,000
                                           ----------------
                  A. Benton Cocanougher.   $       1-10,000
                                           ----------------
                  Mark T. Finn..........   $       1-10,000
                                           ----------------
                  Stephen Randolph Gross               None
                                           ----------------
                  Diana R. Harrington...   $  10,001-50,000
                                           ----------------
                  Susan B. Kerley.......   $       1-10,000
                                           ----------------
                  Alan G. Merten........   $       1-10,000
                                           ----------------
                  C. Oscar Morong, Jr...   $       1-10,000
                                           ----------------
                  R. Richardson Pettit..   $  10,000-50,001
                                           ----------------
                  Walter E. Robb, III...   $50,000-$100,000
                                           ----------------

   Shares of the Portfolios are sold exclusively to insurance company separate accounts. Accordingly, as of December 31, 2002, no Trustee owned shares of any Portfolio.

   Neither the disinterested Trustees nor their family members of those Trustees had any interest in the manager, Salomon Smith Barney, or any person directly or indirectly controlling, controlled by, or under common control with the manager or Salomon Smith Barney as of December 31, 2002.

   Information regarding compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 2002 is set forth below. Mr. Gerken is not compensated for his service as Trustee because of his affiliation with the manager.

   Each fund in the Portfolios' fund complex pays a pro rata share of Trustee fees based upon asset size. The Portfolios currently pay each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates their pro rata share of: an annual fee of $40,000 plus $7,500 for each Board of Trustees meeting attended, $2,500 for each special Board meeting attended, and $100 for each telephonic Board meeting in which that Trustee participates. In addition, the Portfolios will reimburse the Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.

TRUSTEES COMPENSATION TABLE

                           Aggregate    Aggregate    Aggregate    Aggregate
                          Compensation Compensation Compensation Compensation
                          from All Cap from Growth   from Large      from
                             Growth     and Income    Cap Core    Government
   Trustee                 Portfolio    Portfolio    Portfolio    Portfolio
   -------                ------------ ------------ ------------ ------------
   Interested Trustee
   R. Jay Gerken.........    $    0       $    0       $    0       $    0
                             ------       ------       ------       ------

   Disinterested Trustees
   Elliott J. Berv.......    $   25       $   28       $1,070       $   22
   Donald M. Carlton.....    $   25       $   28       $1,073       $   22
   A. Benton Cocanougher.    $   25       $   28       $1,073       $   22
   Mark T. Finn..........    $   25       $   28       $1,073           22
   Riley C. Gilley.......    /(1)/        /(1)/        /(1)/        /(1)/
   Stephen Randolph Gross    $   25       $   28       $1,073       $   22
   Diana R. Harrington...    $   25       $   28       $1,070       $   22
   Susan B. Kerley.......    $   25       $   28       $1,070       $   22
   Alan G. Merten........    $   25       $   28       $1,073       $   22
   C. Oscar Morong, Jr...    $   33       $   35       $1,256       $   25
   R. Richardson Pettit..    $   25       $   28       $1,073       $   22
   Walter E. Robb, III...    $   25       $   28       $1,073       $   22
   E. Kirby Warren.......    /(1)/        /(1)/        /(1)/        /(1)/

                                 Pension or        Total
                                 Retirement    Compensation   Number of
                                Benefits Paid from Portfolios Funds in
                                 as Part of      and Fund      Complex
                                  Portfolio    Complex Paid   Served by
         Trustee                  Expenses      to Trustees    Trustee
         -------                ------------- --------------- ---------
         Interested Trustee
         R. Jay Gerken.........     None          $     0        227

         Disinterested Trustees
         Elliott J. Berv.......     None          $70,000         35
         Donald M. Carlton.....     None          $70,000         30
         A. Benton Cocanougher.     None          $70,100         30
         Mark T. Finn..........     None          $72,500         35
         Riley C. Gilley.......     None          $30,000        N/A
         Stephen Randolph Gross     None          $72,500         30
         Diana R. Harrington...     None          $72,500         35
         Susan B. Kerley.......     None          $72,500         35
         Alan G. Merten........     None          $70,000         30
         C. Oscar Morong, Jr...     None          $90,500         35
         R. Richardson Pettit..     None          $72,500         30
         Walter E. Robb, III...     None          $72,500         35
         E. Kirby Warren.......     None          $37,500        N/A

- --------
/(1)/ Messrs. Gilley and Warren, former Trustees of the Trust, retired as of June 30, 2002. For the period from September 1, 2001 to June 30, 2002, Messrs. Gilley and Warren received $30,000 and $37,500, respectively, as compensation from the fund complex. Mr. Heath McLendon resigned as Trustee of the Trust as of September 13, 2002. Mr. McLendon did not receive any compensation from the Trust for the fiscal year ended October 31, 2002, as he was affiliated with the manager.

   The Trustees of the Portfolios have adopted a Retirement Plan for all Trustees who are not "interested persons" of the Portfolios, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded.

   Messrs. Carlton, Cocanougher, Gross, Merten and Pettit also are covered by a prior retirement plan. Under the prior plan, retirement benefits are payable for a ten year period following retirement, with the annual payment to be based upon the Trustee's compensation from the Trust during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. In order to receive benefits under the current Retirement Plan, a Trustee must waive all rights under the prior plan prior to receiving payment under either plan. Total aggregate retirement benefits accrued under the prior plan for the 2002 fiscal year were $3,131. The amount of benefits to be paid under the prior plan cannot currently be determined for these Trustees.

   The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

   Officers receive no compensation from the Portfolios although they may be reimbursed from time to time for certain expenses incurred to attend meetings of the Board of Trustees.

   As of February 14, 2003, the Trustees and officers of the Trust as a group owned less than one percent of the outstanding shares of each Portfolio of the Trust.

   As of February 14, 2003, the following shareholders were known by the manager to beneficially own or hold of record more than 5% of the outstanding shares of any Portfolio of the Trust:

Fund                      Percent               Name                     Address
- ----                      -------               ----                     -------

Premier Selections
All Cap Growth Portfolio. 80.15%   Travelers Life Annuity Company Shareholder Accounting
                                                                  One Tower Square
                                                                  Hartford, CT 06183

                          14.97%   Travelers Insurance Company    Shareholder Accounting
                                                                  One Tower Square
                                                                  Hartford, CT 06183

Large Cap Core Portfolio. 80.45%   Travelers Life Annuity Company Shareholder Accounting
                                                                  One Tower Square
                                                                  Hartford, CT 06183

                          16.60%   Travelers Insurance Company    Shareholder Accounting
                                                                  One Tower Square
                                                                  Hartford, CT 06183

Growth & Income Portfolio 82.30%   Travelers Life Annuity Company Shareholder Accounting
                                                                  One Tower Square
                                                                  Hartford, CT 06183

                          15.23%   Travelers Insurance Company    Shareholder Accounting
                                                                  One Tower Square
                                                                  Hartford, CT 06183

Government Portfolio..... 88.00%   Travelers Life Annuity Company Shareholder Accounting
                                                                  One Tower Square
                                                                  Hartford, CT 06183

                          10.70%   Travelers Insurance Company    Shareholder Accounting
                                                                  One Tower Square
                                                                  Hartford, CT 06183

                       INVESTMENT MANAGEMENT AGREEMENTS

   Investment Manager. Smith Barney Fund Management LLC (the "manager") manages the assets of the Portfolios pursuant to an investment management agreement (the "Management Agreement"). Subject to such policies as the Board of Trustees of the Trust may determine, the manager manages the securities of each Portfolio and makes investment decisions for each Portfolio. In addition, the manager provides certain administrative services to each Portfolio under the Management Agreement.

   The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the Portfolios. The Management Agreement provides that the manager may delegate the daily management of the securities of a Portfolio to one or more subadvisers and that the manager may render services to others.

   The manager provides the Portfolios with general office facilities and supervises the overall administration of the Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Portfolios' independent contractors and agents; and arranging for the maintenance of books and records of each Portfolio. Trustees, officers and investors in the Portfolios are or may be or may become interested in the manager, as directors, officers, employees or otherwise, and directors, officers and employees of the manager are or may become similarly interested in the Portfolios.

   Unless otherwise terminated, the Management Agreement will continue in effect with respect to a Portfolio for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Portfolio's Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

   The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Portfolio when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Portfolio (as defined in the 1940 Act) or by a vote of the Portfolio's Trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

   In approving the Management Agreement, the Board, including the disinterested Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the Portfolios, compared the fees charged by the manager to those paid by similar Portfolios or clients for comparable services, and analyzed the expenses incurred by the manager with respect to each Portfolio. The Board also considered each Portfolio's performance relative to a selected peer group and to other benchmarks, the expense ratio of each Portfolio in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Portfolio performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the Portfolios. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Management Agreement was in the best interests of each Portfolio and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.

   For its services under the Management Agreement with respect to Large Cap Core Portfolio, All Cap Growth Portfolio, and Growth and Income Portfolio, the manager receives fees, which are computed daily and paid monthly, at an annual rate equal to 0.75% of each Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. For its services under the Management Agreement with respect to Government Portfolio, the manager receives fees, which are computed daily and paid monthly, at an annual rate equal to 0.60% of the Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. The manager may reimburse a Portfolio for, or waive, all or any portion of its management fees.

   The following table shows expenses paid under the Portfolios' investment advisory agreement during the fiscal years ended October 31, 2000, 2001 and 2002. For the fiscal years ended October 31, 2000 and 2001, and for a portion of the fiscal year ended October 31, 2002, these expenses were paid under a prior investment advisory agreement.

                                                             Growth
                                         All Cap  Large Cap   and
                                         Growth     Core     Income  Government
                                         -------- --------- -------- ----------
October 31, 2002
   Gross Advisory Fees*................. $207,196 $523,698  $233,609  $112,669
                                         -------- --------  --------  --------

October 31, 2001
   Gross Advisory Fees**................ $205,446 $468,387  $139,527  $ 10,899
                                         -------- --------  --------  --------

October 31, 2000
   Gross Advisory Fees***............... $      0 $ 20,826  $      0  $      0
                                         -------- --------  --------  --------

- --------
* Had the manager not waived the management fee and reimbursed certain expenses in order to cap total annual portfolio expenses, the Gross Advisory Fees would have been: $259,428, $286,724 and $169,955 for the All Cap Growth, Growth and Income and Government Portfolios, respectively.
** Had the manager not waived the entire management fee for each Portfolio except Large Cap Core and reimbursed certain expenses in order to cap total annual portfolio expenses, the Gross Advisory Fees would have been:
    $250,605, $201,025 and $67,921 for the All Cap Growth, Growth and Income and Government Portfolios, respectively.
*** Had the manager not waived the entire management fee for each Portfolio except Large Cap Core (for which a portion of the management fee was waived) and reimbursed certain expenses in order to cap total annual portfolio expenses, the Gross Advisory Fees would have been: $79,789, $92,376, $65,219 and $63,486. for the All Cap Growth, Large Cap Core, Growth and Income and Government Portfolios, respectively.

   Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the Portfolios, the manager and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

                                  DISTRIBUTOR

   Salomon Smith Barney, located at 388 Greenwich Street, New York NY 10013, distributes shares of the Portfolios as their principal underwriter.

   The Distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933.

   The Distributor acts as the principal underwriter of the shares of the Portfolios pursuant to a written agreement for the Portfolios ("Underwriting Agreement"). The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay only for such shares of each Portfolio as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Underwriting Agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the Trust's outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days' written notice. The Distributor is not currently paid a fee for the provision of distribution services with respect to the Portfolios.

                              PORTFOLIO TURNOVER

   The portfolio turnover rate may vary greatly from year to year as well as within a year. For the last two fiscal years, each Portfolio's portfolio turnover rates were:

                                      Large Growth
                     Year     All Cap  Cap   and
                  Ended 10/31 Growth  Core  Income Government
                  ----------- ------- ----- ------ ----------
                     2002....    58%   45%    48%     145%
                     2001....   116%   26%    68%      90%

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   The manager is responsible for decisions to buy and sell securities for each Portfolio and for the placement of its portfolio transactions and the negotiation of any commissions paid on such transactions.

   It is the policy of the manager to seek the best security price available with respect to each transaction. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. Except to the extent that the Portfolio may pay higher brokerage commissions for brokerage and research services (as described below) on a portion of its transactions executed on securities exchanges, the manager seeks the best security price at the most favorable commission rate. From time to time, the Trust may place brokerage transactions with affiliated persons of the manager. In selecting broker/dealers and in negotiating commissions, the manager considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to firms that also provide research services to the Portfolio or the manager.

   Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody), and (d) furnishing other products or services that assist the manager in fulfilling its investment- decision-making responsibilities.

   Pursuant to the Management Agreement, the manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a transaction for a Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The management fee that a Portfolio pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently. During the fiscal year ended October 31, 2002, the Trust directed the payment of $748,000 in brokerage commissions to brokers because of research services provided to the Trust's Portfolios.

   To the extent consistent with the NASD Rules, and subject to seeking best execution and such other policies as the Trustees may determine, the manager may consider sales of shares of the Trust or other investment companies associated with Citigroup as a factor in the selection of firms to execute portfolio transactions for the Trust.

   The manager places portfolio transactions for other advisory accounts including other investment companies. Research services furnished by firms through which the Portfolios effect their securities transactions may be used by the manager in servicing all of its accounts; not all of such services may be used by the manager in connection with the Portfolios. In the opinion of the manager, the benefits from research services to the Portfolios and to the accounts managed by the manager cannot be measured separately. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each account for brokerage and research services will vary. However, in the opinion of the manager, such costs to the Portfolios will not be disproportionate to the benefits received by the Portfolios on a continuing basis.

   The manager will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Portfolios and other accounts that the manager may establish in the future. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Portfolios. In making such allocations among a Portfolio, and other advisory accounts, the main factors considered by the manager are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

   The following table summarizes for each Portfolio the total brokerage commissions paid.

                                                    Growth
                                  All Cap Large Cap  and
          Fiscal Year Ended 10/31 Growth    Core    Income  Government
          ----------------------- ------- --------- ------- ----------
                   2002.......... $52,790  $90,637  $72,076     --
                   2001.......... $62,020  $64,035  $60,723     --
                   2000.......... $ 9,069  $22,749  $ 9,210     --

   The Portfolios may from time to time place brokerage transactions with the Distributor or other brokers that may be considered affiliated persons of the manager or the Distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

   The Portfolios paid the following commissions to Salomon Smith Barney, an affiliated broker, during the periods shown:

                                                         Salomon
                                                          Smith
                Fiscal 2002 Commissions                  Barney
                -----------------------                  -------
                All Cap Growth.......................... $  761
                Large Cap Core.......................... $2,633
                Growth and Income....................... $  693
                Government..............................     --

                                                         Salomon
                                                          Smith
                Fiscal 2001 Commissions                  Barney
                -----------------------                  -------
                All Cap Growth.......................... $4,203
                Large Cap Core.......................... $1,791
                Growth and Income....................... $3,611
                Government..............................     --

                                                         Salomon
                                                          Smith
                Fiscal 2000 Commissions                  Barney
                -----------------------                  -------
                All Cap Growth.......................... $  108
                Large Cap Core.......................... $  399
                Growth and Income....................... $  160
                Government..............................     --

   The tables below set forth the percentage of the Portfolio's aggregate brokerage commissions paid to Salomon Smith Barney, as a broker, during the fiscal year ended October 31, 2002, and the percentage of the Portfolio's aggregate dollar amount of transactions involving the payment of commissions effected through Salomon Smith Barney during the same period.

                                                         Salomon
                Percentage of Aggregate Brokerage         Smith
                Commissions Paid                         Barney
                ----------------                         -------
                All Cap Growth..........................   1.4%
                Large Cap Core..........................   2.9%
                Growth and Income.......................  0.96%
                Government..............................    --

                Percentage of Aggregate Dollar Amount    Salomon
                of Transactions Involving Payment of      Smith
                Commissions                              Barney
                -----------                              -------
                All Cap Growth..........................   1.4%
                Large Cap Core..........................   2.4%
                Growth and Income.......................  0.93%
                Government..............................    --

                       DETERMINATION OF NET ASSET VALUE

   The assets attributable to each Portfolio reflect the value of separate interests in a single portfolio of securities. The net asset value of the shares will be determined separately by subtracting the expenses and liabilities. The net asset value of the shares of each Portfolio is determined at 4:00 p.m., Eastern time (or at the close of the New York Stock Exchange (the "Exchange"), if earlier) on each business day on which the Exchange is open. The Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

   The value of equity securities is computed by (i) valuing listed or unlisted securities for which market quotations are readily available at the prices reported by an independent pricing service, or as supplied by the National Association of Securities Dealers Automated Quotations (NASDAQ) or by broker-dealers, and (ii) valuing any securities for which market quotations are not readily available and any other assets using fair value procedures established by and under the supervision of the Board of Trustees. Options on securities, options on indices, futures contracts and options on futures contracts, which are traded on exchanges, are valued at their last sales or settlement price as of the close of such exchanges, or, if no sales are reported, at the mean between the last reported bid and asked prices.

   The trading of securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the Exchange. Trading may take place on days on which the Exchange is closed and on which it is not possible to purchase or redeem shares of the Portfolios. If events materially affecting the value of securities occur between the time at which the market price is determined and the time when a Portfolio's net asset value is calculated, such securities may be valued using fair value procedures in accordance with procedures established by and under the general supervision of the Board of Trustees of the Trust.

   U.S. Government securities are traded in the over-the-counter market and valuations are based on quotations of one of more dealers that make markets in the securities as obtained from such dealers or from a pricing service. Debt securities having a remaining maturity of 60 days or less are valued on an amortized cost basis to the extent this approximates market value.

                                     TAXES

GENERAL

   The following is a summary of certain federal income tax considerations that may affect the Portfolios and their shareholders. The discussion relates only to federal income tax law as applicable to U.S. citizens. Distributions by the Portfolios also may be subject to state, local and foreign taxes, and their treatment under state, local and foreign income tax laws may differ from the federal income tax treatment. The summary is not intended as a substitute for individual tax advice, and investors are urged to consult their tax advisors as to the tax consequences of an investment in any Portfolio of the Trust.

TAX STATUS OF THE PORTFOLIOS

   Each Portfolio expects to be treated as a separate taxable entity for federal income tax purposes.

   Each Portfolio intends to qualify separately each year as a "regulated investment company" under the Code. A qualified Portfolio will not be liable for federal income taxes to the extent that its taxable net investment income and net realized capital gains are distributed to its shareholders, provided that the Portfolio distributes at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss and complies with certain other requirements regarding the sources of its income and diversification of its assets. If a Portfolio were to fail to qualify as a regulated investment company under the Code, all of its income (without deduction for distributions to shareholders) would be subject to tax at corporate rates.

   Each Portfolio intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Portfolio as taxable income.

   Each Portfolio intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareowners (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the Portfolio at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

   Tax treatment of shareholders. Each separate account that invests in a Portfolio must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as "life insurance contracts" under the Code. If the account is not sufficiently diversified and the contracts are not treated as life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from a Portfolio, and on all sales, exchanges or redemptions of interests in the Portfolio.

   If all of the beneficial interests in a Portfolio are held by one or more insurance companies and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of the Portfolio, rather than treating the interest in the Portfolio as a separate investment of each separate account investing in the Portfolio. Each Portfolio intends to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that look-through treatment as described in the preceding sentence is available, any separate account invested wholly in the Portfolio would also satisfy such diversification requirements.

   The Trust has undertaken to meet the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular Portfolio to make certain otherwise permitted investments.

                                  PERFORMANCE

   From time to time, the Portfolios may quote a yield or total return in advertisements or in reports and other communications to shareholders. The Trust may include comparative performance information in advertising or marketing a Portfolio's shares. Such performance information may include data from the various industry and financial publications including: Barron's, Business Week, CDA Investment Technologies Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

YIELD

   A Portfolio's 30-day yield figure described below is calculated according to a formula prescribed by the SEC. The formula can be expressed as follows: YIELD = 2[( [(a-b)/(c x d) + 1]/6/)-1], where:

          a     =   dividends and interest earned during the period
          b     =   expenses accrued for the period (net of
                    reimbursement)
          c     =   the average daily number of shares outstanding
                    during the period that were entitled to receive
                    dividends
          d     =   the maximum offering price per share on the last
                    day of the period

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations purchased by the Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   Investors should recognize that in periods of declining interest rates a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolio's investments, thereby reducing the current yield of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

AVERAGE ANNUAL TOTAL RETURN

   "Average annual total return" figures, as described below, are computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P(l+T)/n/ = ERV, where:

P   =   a hypothetical initial payment of $ 1,000
T   =   average annual total return
n   =   number of years
ERV =   Ending Redeemable Value of a Hypothetical $1,000 investment made at the beginning of a 1-, 5 or
        10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The average annual total returns (computed in the manner described in the prospectus) as of October 31, 2002, for each Portfolio are shown in the table below. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of each Portfolio's investment objectives and policies as well as the risks incurred in each Portfolio's investment practices. The returns and yield shown for a Portfolio do not take into account any fees that are paid by the separate accounts or qualified plans through which shares of the Portfolio are sold. If these fees had been included, the returns and yield would have been lower.

                                                           Large    Growth
                                                 All Cap    Cap      and
                                                 Growth    Core     Income  Government
                                                 -------  ------   ------   ----------
1 year.......................................... (16.44)% (18.94)% (14.47)%    4.20%
Total Return since inception (based on inception
  date of 9/15/99)..............................  (3.20)%  (9.64)% (10.58)%    8.14%

   Effective May 1, 2001, the All Cap Growth Portfolio changed its investment policies from those of a mid cap fund investing in medium sized companies to a fund investing in each of the Large Cap Growth, Mid Cap Growth and Small Cap Growth segments. The performance of the All Cap Growth Portfolio in the table above reflects the performance of the Portfolio prior to this change in investment policies.

                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

VOTING

   The Trust offers shares of the Portfolios only for purchase by insurance company separate accounts. Thus, the insurance company is technically the shareholder of the Portfolios. Nevertheless, with respect to any shareholder meeting of the Trust, an insurance company will solicit and accept timely voting instructions from its contract owners who own units in a separate account investment division which correspond to shares in the Portfolios in accordance with the procedures set forth in the accompanying prospectus of the applicable contract issued by the insurance company and to the extent required by law. Shares of the Trust attributable to contract owner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

TRANSFER AGENT

   Citicorp Trust Bank, fsb, 125 Broad Street, New York, NY 10004, is the transfer agent for the Portfolios. Under the transfer agency agreement, the transfer agent, either directly or through a sub-transfer agent, maintains the shareholder account records for the Portfolios, handles certain communications between shareholders and the Portfolios, distributes dividends and distributions payable by the Portfolios and produces statements with respect to account activity for the Portfolios. For these services, the transfer agent receives fees from the Portfolios computed on the basis of the number of shareholder accounts that the transfer agent maintains for the Portfolios during the month and is reimbursed for out-of-pocket expenses. PFPC Global Fund Services, P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the Portfolios' sub-transfer agent.

CUSTODY OF ASSETS

   Securities owned by the Portfolios and all cash, including proceeds from the sale of shares of the Portfolios and of securities in each Portfolio's investment portfolio, are held by State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, as custodian for each Portfolio.

SHAREHOLDER REPORTS

   Semi-annual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS

   KPMG LLP, 757 Third Avenue, New York, New York 10017, the independent auditors for the Trust, perform annual examinations of the Trust's financial statements.

SHAREHOLDER AND TRUSTEE RESPONSIBILITY

   The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

   The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

ABOUT THE TRUST

   The Trust was organized on January 29, 1987 under the laws of The Commonwealth of Massachusetts. As of December 31, 1997, the name of the Trust was changed from the Common Sense Funds Trust to Concert Investment Series(R), and then to Smith Barney Investment Series on September 11, 2000. The Trust is a diversified, open-end management investment company. Each Portfolio is a series of the Trust. Prior to November 29, 2001, the Smith Barney Government Portfolio was known as the Select Government Portfolio. Prior to May 1, 2001, the Smith Barney Premier Selections All Cap Growth Portfolio was known as the Select Mid Cap Portfolio, the Smith Barney Large Cap Core Portfolio was known as the Select Growth Portfolio, and the Smith Barney Growth and Income Portfolio was known as the Select Growth and Income Portfolio.

   The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. The Trust also reserves the right to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class.

   The Trust may involuntarily redeem shareholders' shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) to protect the tax status of a Portfolio if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares; (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine pursuant to adopted procedures that the particular shareholder's ownership is not in the best interests of the other shareholders of a Portfolio.

   The holders of shares are required to disclose information on direct or indirect ownership of Portfolio shares as may be required to comply with various laws applicable to a Portfolio, and ownership of Portfolio shares may be disclosed by the Portfolio if so required by law or regulation.

   Each shareholder of a Portfolio is entitled to one vote for each dollar of net asset value (number of shares of the Portfolio owned times net asset value per share) of the Portfolio, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of a Portfolio's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote.

   Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

   The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a shareholder servicing agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent at record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

   The Trust or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the Trust (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust (or of the affected series or class) voting as a single class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

   The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a Portfolio without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Portfolio or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

   The Trust's Declaration of Trust provides that by becoming a shareholder of a Portfolio, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

                             FINANCIAL STATEMENTS

   The Trust's Annual Report for the fiscal year ended October 31, 2002, is incorporated herein by reference in its entirety.

                                  APPENDIX A

                 RATINGS OF BONDS, NOTES AND COMMERCIAL PAPER

Moody's Investors Service, Inc.

   Aaa--Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in "Aaa" securities.

   A--Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds that are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured.) Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds that are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds that are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds that are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds that are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

Standard & Poor's

   AAA--An obligor rated "AAA" has extremely strong capacity to meet its financial commitments. "AAA" is the highest Issuer Credit Rating assigned by Standard & Poor's.

   AA--An obligor rated "AA" has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

   A--An obligor rated "A" has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

   BBB--An obligor rated "BBB" has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

   BB, B, CCC, and CC--Obligors rated "BB", "B", "CCC" and "CC" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "CC" the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   Plus (+) or minus (-)--The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   N.R.--An issuer designated N.R. is not rated.

Fitch Ratings

   AAA--Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

   AA--Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A--High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

   BBB--Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

   BB--Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

   B--Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

   CCC, CC, C--High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

   Issuers (or supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers (or supporting institutions) rated "Prime-2" have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's

   A-1--An obligor rated "A-1" has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor's. Within this category, certain obligors are designated with a plus (+) sign. This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

   A-2--An obligor rated "A-2" has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

   A-3--An obligor rated "A-3" has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

Fitch Ratings

   Fitch's short-term ratings have a time horizon of less then 12 months for the most obligations, or up to three years, for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

   Fitch's short-term ratings are as follows:

   F1--Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

   F2--Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

   F3--Fair credit quality. The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                           Part C. Other Information

Item 23.         Exhibits.
          +      (a)(1)   Form of Amended and Restated Declaration of Trust
                          dated March 1, 2002.
                 (a)(2)   Certificate of Amendment to the Amended and Restated
                          Declaration of Trust.
          +      (b)      Amended and Restated By-Laws dated March 1, 2002.
          +      (d)(1)   Form of Management Agreement with Smith Barney Fund
                          Management LLC.
          +++    (d)(2)   Form of Subadvisory Agreement with Citigroup Asset
                          Management Ltd.
          *****  (e)(1)   Form of Distribution Agreements with Citigroup Global
                          Markets Inc. (formerly known as Salomon Smith Barney
                          Inc.) and PFS Distributors, Inc., dated June 5, 2000.
          ****   (e)(2)   Form of Dealer Agreement.
          ****   (f)(1)   Trustee Retirement Plan.
          ++     (f)(2)   Trustee Retirement Plan, dated June 30, 2002.
          +      (g)      Form of Master Custodian Agreement.
          +++    (h)(1)   Form of Transfer Agency and Services Agreement.
          +++    (h)(2)   Form of Sub-Transfer Agency and Services Agreement.
                 (i)      Previously filed.
                 (j)      Consent of Independent Auditors.
                 (k)      Not applicable.
          *      (l)(1)   Investment Letter for Common Sense Funds.
          **     (l)(2)   Investment Letter for Common Sense II Funds dated May
                          2, 1994.
                 (m)      Form of Class B Service Plan.
          ***    (n)      Rule 18f-3 Plan.
          *****  (p)      Code of Ethics.
          ++     (q)      Powers of Attorney for the Registrant.

--------------------------

          * Incorporated herein by reference to Exhibit 13 filed with Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on March 31, 1987.

          ** Incorporated herein by reference to Exhibit 13.2 filed with Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on October 28, 1994.

          *** Incorporated herein by reference to Exhibit 13.3 filed with Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 28, 1997.

          **** Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 26, 1999.

          ***** Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on September 11, 2000.

          + Incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 27, 2002.

          ++ Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on December 13, 2002.

          +++ Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission on February 28, 2003.

Item 24.  Persons Controlled by or under Common Control with Registrant.

          None

Item 25.  Indemnification.

     Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, incorporated by reference herein; (b) Section 4 of the Distribution Agreement between the Registrant and Citigroup Global Markets Inc., incorporated by reference herein; (c) Section 4 of the Distribution Agreement between the Registrant and PFS Distributors, Inc., incorporated by reference herein; and (d) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

     The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26.  Business and Other Connections of the Investment Adviser.

     Investment Adviser - Smith Barney Fund Management LLC, formerly known as SSB Citi Fund Management LLC ("SBFM").

     SBFM, through its predecessors, has been in the investment counseling business since 1934 and was incorporated in December 1968 under the laws of the State of Delaware. SBFM is an indirect wholly owned subsidiary of Citigroup Inc. SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

     The list required by this Item 26 of the officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to the currently effective Form ADV of SBFM (SEC File No. 801-8314).

     Citigroup Asset Management Ltd. ("Citigroup Asset Management") is an investment adviser incorporated under the laws of England and Wales. Citigroup Asset Management is an indirect wholly owned of Citigroup Inc. Citigroup Asset Management is registered as an investment adviser under the Advisers Act.

     The list required by this Item 26 of the officers and directors of Citigroup Asset Management together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to the currently effective Form ADV of Citigroup Asset Management (SEC File No. 801-57655).

Item 27.  Principal Underwriters.

     (a) Citigroup Global Markets Inc., the Registrant's distributor, is the distributor for CitiFunds Trust III, CitiFunds Premium Trust, and CitiFunds Institutional Trust. Citigroup Global Markets Inc. is the placement agent for Institutional Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Cash Reserves Portfolio.

     Citigroup Global Markets Inc. is also the distributor for the following funds: Salomon Funds Trust, Smith Barney Small Cap Growth Opportunities Portfolio, Smith Barney Trust II, High Income Opportunity Fund Inc., Intermediate Municipal Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, The Italy Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Real Estate Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Dollar Government Term Trust, Salomon Brothers High Income Fund, Salomon Brothers High Income Fund II, The Emerging Markets Income Fund Inc., The Emerging Markets Income Fund II Inc., The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc., Municipal Partners Fund II Inc., Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable

Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney Telecommunications Trust, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

     PFS Distributors, Inc. ("PFS Distributors"), a distributor of the Registrant, is also a distributor for the following funds: Greenwich Street Series Funds, Smith Barney Trust II, Smith Barney California Municipal Fund, Inc., Smith Barney Muni Funds, Smith Barney Sector Funds Inc., Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Trust, Smith Barney Investment Funds Inc., Smith Barney Managed Municipals Fund Inc., and Smith Barney Money Funds, Inc.

     (b) The information required by this Item 27 with respect to each director, officer and partner of Citigroup Global Markets is incorporated by reference to Schedule A of Form BD filed by Citigroup Global Markets pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

     The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

     (c) Not applicable.

Item 28.  Location of Accounts and Records.

     The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

NAME                                      ADDRESS

Citigroup Global Markets Inc.             388 Greenwich Street
(distributor)                             New York, NY 10013

PFS Distributors, Inc.                    3120 Breckinridge Boulevard
(distributor)                             Duluth, Georgia 30099

State Street Bank and Trust Company       225 Franklin Street
(custodian and fund accounting agent)     Boston, MA 02110

Citicorp Trust Bank, fsb                  125 Broad Street
(transfer agent)                          New York, NY 10004

Smith Barney Fund Management LLC          399 Park Avenue
(manager)                                 New York, NY 10022

PFPC Global Fund Services                 P.O. Box 9699
(sub-transfer agent)                      Providence, RI 02940-9699

Primerica Shareholder Services            P.O. Box 9662
(sub-transfer agent)                      Providence, RI 02940-9662


Item 29.  Management Services.

     Not applicable.

Item 30.  Undertakings.

     Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, SMITH BARNEY INVESTMENT SERIES, has duly caused this Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 15th day of May, 2003.


                                     SMITH BARNEY INVESTMENT SERIES



                                     By:/s/ Thomas C. Mandia
                                        ------------------------------------
                                        Thomas C. Mandia
                                        Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on May 15, 2003.

Signature:                                  Title:

/s/ R. Jay Gerken*
---------------------------                 Chairman of the Board and
    R. Jay Gerken                           President

/s/ Richard Peteka*                         Treasurer
---------------------------
    Richard Peteka

/s/ Elliott J. Berv*                        Trustee
---------------------------
    Elliott J. Berv

/s/ Donald M. Carlton*                      Trustee
---------------------------
    Donald M. Carlton

/s/ A. Benton Cocanougher*                  Trustee
---------------------------
    A. Benton Cocanougher

/s/ Mark T. Finn*                           Trustee
---------------------------
    Mark T. Finn

/s/ Stephen Randolph Gross*                 Trustee
---------------------------
    Stephen Randolph Gross

/s/ Diana R. Harrington*                    Trustee
---------------------------
    Diana R. Harrington

/s/ Susan B. Kerley*                        Trustee

---------------------------
     Susan B. Kerley

/s/ Alan G. Merten*                         Trustee
---------------------------
    Alan G. Merten

/s/ C. Oscar Morong, Jr.*                   Trustee
---------------------------
    C. Oscar Morong, Jr.

/s/ R. Richardson Pettit*                   Trustee
---------------------------
    R. Richardson Pettit

/s/ Walter E. Robb, III*                    Trustee
---------------------------
    Walter E. Robb, III


*By: /s/ Thomas C. Mandia
     ------------------------------
         Thomas C. Mandia
         Executed by Thomas C. Mandia on
         behalf of those indicated
         pursuant to power of attorney
         dated November 4, 2002.

                                 EXHIBIT INDEX


Exhibit No.    Description

(a)(2)         Certificate of Amendment to the Amended and Restated
               Declaration of Trust.
(j)            Consent of Independent Auditors.
(m)            Form of Class B Service Plan.